         As filed with the Securities & Exchange Commission October 20, 1997


Securities Act File No.                2-60792
Investment Company Act File No.        811-2807

                          SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC 20549

                                      FORM N-1A


Registration Statement Under the Securities Act of 1933                    X
                                                                          ---

                    Pre-Effective Amendment No.
                                                 ----                     ---


                   Post-Effective Amendment No.   28                       X
                                                 ----                     ---


Registration Statement Under the Investment Company Act of 1940            X
                                                                          ---
                                  Amendment No.   25                       X
                                                 ----                     ---



                       THE ANALYTIC OPTIONED EQUITY FUND, INC.
                  (Exact Name of Registrant as Specified in Charter)

              700 South Flower Street, Suite 2400, Los Angeles, CA 90017
                       (Address of principal executive offices)

                    Registrant's Telephone Number:  (213) 688-3015

                        NAME AND ADDRESS OF AGENT FOR SERVICE

                                       COPIES TO:
HARINDRA DE SILVA                      MICHAEL GLAZER
Analytic Optioned Equity Fund, Inc.    Paul, Hastings, Janofsky & Walker LLP
700 South Flower Street, Suite 2400    555 South Flower Street
Los Angeles, CA 90017                  Los Angeles, CA 90017


  It is proposed that this filing will become effective:

 X       immediately upon filing pursuant to paragraph (b)
---
         on _________________  pursuant to paragraph (b)
---
         60 days after filing pursuant to paragraph (a)(1)
---
         on ________________ pursuant to Rule 485 paragraph (a)(1)
---
         75 days after filing pursuant to paragraph (a)(2)
---
         on ________________ pursuant to paragraph (a)(2) of Rule 485
---
         This post-effective amendment designates a new effective date for a
---      previously filed post-effective amendment.



The Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant's Rule 24f-2 Notice for its most recent fiscal year was filed on February 27, 1997.

                                CROSS REFERENCE SHEET

                                      FORM N-1A

                     PART A:   INFORMATION REQUIRED IN PROSPECTUS



N-1A Item No.               Item                           Location in Registration Statement
-------------               ----                           ----------------------------------
    1.        Cover Page                                   Cover Page - Prospectus
    2.        Synopsis                                     Fund Expense Table; How Performance is
                                                           Calculated
    3.        Condensed Financial Information              Financial Highlights
    4.        General Description of Registrant            The Fund; Investment Objective and
                                                           Policies;  Dividends, Distributions and
                                                           Taxes
    5.        Management of the Fund                       Management of the Fund
    6.        Capital Stock and Other Securities           Capital Stock


    7.        Purchase of Securities Being Offered         How to Purchase Shares;  Shareholder
                                                           Accounts;  Management of the Fund - Net
                                                           Asset Value


    8.        Redemption or Repurchase                     How to Redeem Shares
    9.        Legal Proceedings                            Not Applicable


           PART B:   INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION


N-1A Item No.               Item                           Location in Registration Statement
-------------               ----                           ----------------------------------

    10.       Cover Page                                   Cover Page - Statement of Additional
                                                           Information
    11.       Table of Contents                            Table of Contents
    12.       General Information and History              Not Applicable
    13.       Investment Objectives and Policies           Investment Objective and Policies;
                                                           Investment Restrictions and Other
                                                           Investment Policies;  Hedging
                                                           Transactions in Options, Futures and
                                                           Related Options
    14.       Management of Registrant                     Management of the Fund
    15.       Control Persons and Principal                Management of the Fund;  Principal
              Holders of Securities                        Shareholders

    16.       Investment Advisory and Other Services       Investment Advisory and Other Services;
                                                           Custodian; Transfer, Dividend Disbursing
                                                           and Shareholder Servicing
                                                           Agent;Independent AuditorsLegal Counsel
    17.       Brokerage Allocation and Other Practices     Brokerage

    18.       Capital Stock and Other Securities           Not Applicable
    19.       Purchase, Redemption, and Pricing of         Pricing and Redemption of Fund Shares
              Securities Being Offered

    20.       Tax Status                                   Tax Information and Option Accounting
                                                           Principles

    21.       Underwriters                                 Not Applicable
    22.       Calculation of Performance Data              Calculation of Performance Data and
                                                           Other Performance Comparisons and
                                                           Statistics
    23.       Financial Statements                         Financial Statements





                              PART C:  OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                     PART A
                                   PROSPECTUS
                                OCTOBER 20, 1997


                         THE DEFENSIVE EQUITY PORTFOLIO
                     OF ANALYTIC OPTIONED EQUITY FUND, INC.

        A NO-LOAD, OPEN-END FUND WITH NO SALES CHARGE OR REDEMPTION FEE.

                               TABLE OF CONTENTS

                                                    PAGE
                                                    -----
Benefits to Investors..........................           3
Fund Expense Table.............................           4
Financial Highlights...........................           5
How Performance is Calculated..................           7
The Fund.......................................           7
Investment Objectives and Policies.............           7
  Covered Option Writing.......................           9
  Risks of Option Writing......................          12
  Hedging Transactions.........................          13
  Risk Factors in Hedging Transactions.........          17
  Other Investment Techniques..................          18
  Portfolio Turnover...........................          21
  Further Information..........................          22
Management of the Fund.........................          22
How to Purchase Shares.........................          26

                                                    PAGE
                                                    -----

How to Redeem Shares...........................          28
How to Exchange Shares.........................          31
Shareholder Accounts...........................          32
Tax Sheltered Retirement Plans.................          33
Withdrawal Plan................................          33
Dividends, Distributions and Taxes.............          34
  Distributions................................          34
  Taxation of Shareholders.....................          34
  Tax Considerations in Portfolio
    Transactions...............................          36
Capital Stock..................................          37
General Information............................          37
Glossary of Investment Terms and Stock and Debt
 Option Terms..................................          38
Appendix.......................................          43



    This prospectus contains concise information regarding the Fund which a prospective investor should know before investing. Additional information concerning the Fund and its investment adviser has been filed with the Securities and Exchange Commission (the "Statement of Additional Information"). The Statement of Additional Information is incorporated by reference into this Prospectus and is available without charge to investors by telephoning the Fund at (800) 374-2633.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
        PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
           REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS
                             FOR FURTHER REFERENCE.



                  THE DATE OF THIS PROSPECTUS AND THE RELATED
            STATEMENT OF ADDITIONAL INFORMATION IS OCTOBER 20, 1997

                                   PROSPECTUS

    The Defensive Equity Portfolio of Analytic Optioned Equity Fund, Inc. (800) 374-2633

    The Defensive Equity Portfolio of Analytic Optioned Equity Fund, Inc. (the "Fund") is a NO-LOAD, open-end, diversified investment management company, or "mutual fund". As a no-load mutual fund, shares may be purchased directly from and are redeemed by the Fund at net asset value without any sale or redemption charges. The Fund's investment adviser is Analytic-TSA Global Asset Management, Inc.

    The Fund's investment objective is to obtain a greater long-term total return and smaller fluctuations in quarterly total return from a diversified, hedged common stock portfolio than would be realized from the same portfolio unhedged. (See "Glossary" for definitions of "quarterly total return," "long-term total return" and "fluctuations in total return".)

    The Fund will attempt to achieve this objective by investing primarily in dividend paying common stocks on which options are traded on national securities exchanges and in securities convertible into common stocks, by selling covered call options and secured put options and by entering into closing purchase transactions with respect to certain of such options. The Fund may also hedge its securities by purchasing put and call options on its portfolio securities, purchasing put and selling call options on the same securities, and engaging in transactions in stock index and interest rate futures, stock index options, and options on stock index and interest rate futures.


    SPECIAL CHARACTERISTICS. The Fund may hedge against changes in stock prices by engaging in transactions involving stock index futures and their related options, and may hedge against changes in interest rates by engaging in transactions involving interest rate futures and their related options. (See "Investment Objectives and Policies--Hedging Transactions"). The Fund may also make short sales of securities "against the box" to receive interest from the proceeds of such sale and/or to defer realizing a gain or loss thereon; and enter into "repurchase agreements" subject to certain limitations (see "Other Investment Techniques").


    There is no minimum on initial or subsequent purchases of Fund shares by tax deferred retirement plans (including IRA, SEP-IRA and profit sharing and money purchase plans) or Uniform Gifts to Minors Act accounts. For other investors the minimum is $5,000 for an initial purchase and there is no minimum for subsequent purchases.

                    THE FUND OFFERS INVESTORS THESE BENEFITS

PROFESSIONAL MANAGEMENT.

  Founded in 1970, Analytic-TSA Global Asset Management, Inc. (the "Adviser") provides continuous professional management to the Fund's portfolio. By pooling their assets, shareholders can participate in investments that might not otherwise be available to the individual shareholder.

NO-LOAD.

  There is never any sales charge, redemption fee, or 12b-1 promotional fees when you buy or redeem shares in the Fund. All of your money goes to work immediately to achieve your investment objectives.

LIQUIDITY.

  Although the Fund is designed for long-term investment, you may redeem all or part of your Fund shares at net asset value, on any business day, without charge. Your investment is liquid.

CONVENIENCE.

  Shareholders are relieved of the administrative burden associated with the direct ownership of individual securities because the Fund handles all record keeping, collecting dividends and interest, and safekeeping of securities.

QUARTERLY REPORTS.

  The Fund lets you know where you stand in easy-to-read, comprehensive quarterly reports.

SYSTEMATIC WITHDRAWAL PLANS.

  Without cost, a shareholder may elect to receive systematic withdrawal checks on a monthly or quarterly basis.


EXCHANGE PRIVILEGES.


  Should your investment goals change, shares may be exchanged for shares of any portfolio of the Analytic Series Fund, a registered investment company for which the Adviser serves as investment adviser.

RETIREMENT PLANS.

  Shares of the Fund can be purchased in connection with the following tax-deferred prototype retirement plans:

  IRAs (including transfers and "rollovers" from existing retirement plans for individuals and their spouses); SEP-IRA and profit sharing and money-purchase plans for corporations, partnerships and self-employed individuals to benefit themselves and their employees.


RISK CHARACTERISTICS.



  The securities in the Fund's portfolio are subject to various risks, including equity risk, interest rate risk, and credit risk. The historical equity risk of the Fund is moderate with a risk level of 0.56 as measured by standard deviation as compared to a risk level of 1.00 for the Standard & Poor's 500 Stocks. A chart comparing the Fund's equity risk to that of the Standard & Poor's 500 Stocks is contained in the Fund's Semi-Annual Report to Shareholders for the period ended June 30, 1997. The Fund also has a low credit risk and a low interest rate risk.

FUND EXPENSE TABLE


  The following tables illustrate the expenses and fees that a shareholder of the Fund will incur. However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf (See "How to Purchase Shares"). The other expenses set forth below are estimates for the fiscal year ended December 31, 1997 and are annualized based on the Fund's operations during the semi-annual period ended June 30, 1997.



SHAREHOLDER TRANSACTION EXPENSES
----------------------------------------------------------------------------------------------------------
Sales Load Imposed on Purchases...........................................................................       None
Sales Load Imposed on Reinvested Dividends................................................................       None
Deferred Sales Load.......................................................................................       None
Redemption Fees...........................................................................................       None
Exchange Fee..............................................................................................       None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------
Investment Advisory Fees..................................................................................       0.75%
12b-1 Fees................................................................................................       None
Other Expenses............................................................................................       0.57%
                                                                                                            ---------
Total Fund Operating Expenses.............................................................................       1.32%
                                                                                                            ---------

EXAMPLE


                                                                                  1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                                -----------  -----------  -----------  -----------
You would pay the following expenses on a $1,000 investment, assuming (1) 5%
annual return and (2) redemption at the end of each time period:                 $      13    $      42    $      72    $     159



    The purpose of the above information is to help an investor in the Fund to understand the various fees and expenses an investor will bear directly or indirectly. THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


    The annual financial statements presented in the table below for each of the ten years in the period ended December 31, 1996 have been audited by Deloitte & Touche LLP, independent auditors. Such annual financial statements and the report of Deloitte & Touche LLP thereon are incorporated by reference in the Statement of Additional Information. Also presented in the table below are unaudited semi-annual financial statements for the six-month period ended June 30, 1997.



    Copies of the Fund's 1996 Annual Report to Shareholders and 1997 Semi-Annual Report to Shareholders may be obtained, at no charge, by telephoning the Fund at the telephone number appearing on the cover page of this Prospectus.



                                                     SIX MONTHS
                                                        ENDED                          YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 1997      -------------------------------------------------------
                                                     (UNAUDITED)        1996        1995        1994        1993        1992
                                                    -------------      -------     -------     -------     -------     -------
Net asset value, beginning of period..............     $ 14.38         $ 13.26     $ 11.12     $ 11.96     $ 11.97     $ 12.29
                                                    -------------      -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................        0.07            0.20        0.24        0.31        0.33        0.27
  Net realized or unrealized gains
    (losses) on investments and options...........        1.58            1.87        2.14       (0.02)       0.48        0.48
                                                    -------------      -------     -------     -------     -------     -------
    Total from investment operations..............        1.65            2.07        2.38        0.29        0.81        0.75
                                                    -------------      -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
  From nvest investment income....................        0.06            0.20        0.24        0.31        0.33        0.29
  From net realized gains.........................      --                0.75        0.00        0.82        0.49        0.78
                                                    -------------      -------     -------     -------     -------     -------
    Total distributions...........................        0.06            0.95        0.24        1.13        0.82        1.07
                                                    -------------      -------     -------     -------     -------     -------
Net asset value, end of period....................     $ 15.97         $ 14.38     $ 13.26     $ 11.12     $ 11.96     $ 11.97
                                                    -------------      -------     -------     -------     -------     -------
                                                    -------------      -------     -------     -------     -------     -------
TOTAL RETURN......................................       11.50%          15.66%      21.52%       2.47%       6.73%       6.17%
                                                    -------------      -------     -------     -------     -------     -------
                                                    -------------      -------     -------     -------     -------     -------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($000)..................     $52,086         $52,484     $42,648     $48,254     $76,948     $91,561
Ratio of expenses to average net assets...........        1.32%*          1.34%(1)    1.38%(1)    1.10%       1.07%       1.02%
Ratio of net investment income to average net
 assets...........................................        0.87%*          1.43%       1.87%       3.45%       2.51%       2.33%
Portfolio turnover rate...........................       12.41%          43.17%      32.37%      48.71%      36.19%      81.73%
Average commission rate(2)........................     $0.0421         $0.0446     $0.0442       --          --          --



 *  Annualized


(1) Gross of expenses paid indirectly through broker arrangements. With the expense reduction from brokerage arrangements, the ratio of expenses to average net assets would have been 1.23% and 1.22% for the years ended December 31, 1996 and 1995, respectively.

(2) The formula for calculating the average commission rate is total commissions paid divided by total shares purchased and sold. This rate includes commissions paid on option contracts where each contract is 100 shares.

                                                                         YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------
                                                           1991        1990        1989        1988       1987
                                                        ----------  ----------  ----------  ----------  ---------
Net asset value, beginning of period..................  $    11.92  $    13.00  $    12.06  $    11.38  $   13.70
                                                        ----------  ----------  ----------  ----------  ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...............................        0.40        0.46        0.50        0.39       0.38
  Net realized or unrealized gains (losses) on
    investments and options...........................        1.17       (0.27)       1.61        1.35       0.24
                                                        ----------  ----------  ----------  ----------  ---------
    Total from investment operations..................        1.57        0.19        2.11        1.74       0.62
                                                        ----------  ----------  ----------  ----------  ---------
LESS DISTRIBUTIONS:
  From nest investment income.........................        0.40        0.48        0.51        0.40       0.46
  From net realized gains.............................        0.80        0.79        0.66        0.66       2.48
                                                        ----------  ----------  ----------  ----------  ---------
    Total distributions...............................        1.20        1.27        1.17        1.06       2.94
                                                        ----------  ----------  ----------  ----------  ---------
Net asset value, end of period........................  $    12.29  $    11.92  $    13.00  $    12.06  $   11.38
                                                        ----------  ----------  ----------  ----------  ---------
                                                        ----------  ----------  ----------  ----------  ---------
TOTAL RETURN..........................................       13.29%       1.54%      17.74%      15.60%      4.28%
                                                        ----------  ----------  ----------  ----------  ---------
                                                        ----------  ----------  ----------  ----------  ---------

RATIOS/SUPPLEMENTAL DATA
Nert assets, end of period ($000).....................  $  100,548  $  106,220  $  106,474  $  102,239  $  74,840
Ratio of expenses to average net assets...............        1.10%       1.11%       1.09%       1.13%      1.17%
Ratio of net investment income to average net
 assets...............................................        3.05%       3.68%       3.74%       3.44%      2.68%
Portfolio turnover rate...............................       75.83%      72.20%      61.20%      66.11%     83.53%
Average commission rate(2)............................      --          --          --          --         --


(1) Gross of expenses paid indirectly through broker arrangements. With the expense reduction from brokerage arrangements, the ratio of expenses to average net assets would have been 1.23% and 1.22% for the years ended December 31, 1996 and 1995, respectively.

(2) The formula for calculating the average commission rate is total commissions paid divided by total shares purchased and sold. This rate includes commissions paid on option contracts where each contract is 100 shares.

HOW PERFORMANCE IS CALCULATED       From time to time the Fund may report its "total return"
                                    in prospectuses, the Fund's annual reports, shareholder
                                    communications, and advertising.

                                    Total return for a performance period is calculated by
                                    assuming a hypothetical initial investment ("p") in the
                                    Fund at the beginning of the period. Then, assuming
                                    reinvestment of all distributions into new Fund shares,
                                    a redeemable value at the end of the performance period
                                    ("ERV") is calculated based on actual Fund performance.
                                    The percentage change between the ending value and
                                    initial investment is the "cumulated total return". The
                                    "average annual total compound return" (growth rate)
                                    expresses the total return as an annual rate, which, if
                                    compounded annually over the period ("n" is the number
                                    of years), would increase or decrease the initial
                                    investment to the ending value. (Formula for calculating
                                    average annual total compound return: (ERV/p)(1/n) -1)).
                                    See the "Glossary" for further discussion and examples
                                    of total return and fluctuations in total return.

THE FUND                            The Fund is a California corporation incorporated in
                                    1977 and registered with the Securities and Exchange
                                    Commission (the "SEC") under the Investment Company Act
                                    of 1940, as amended, (the "1940 Act") as an open end,
                                    diversified, management investment company. The Fund
                                    offers for sale its common stock, no par value, on a
                                    no-load basis, which means that such shares may be
                                    purchased directly from and redeemed by the Fund at net
                                    asset value without any sales or redemption charge (See
                                    "How to Purchase Shares" for minimum investment
                                    limitations).

INVESTMENT OBJECTIVE AND POLICIES   The Fund's investment objective is to obtain a greater
                                    long-term total return and smaller fluctuations in
                                    quarterly total return from a diversified, hedged common
                                    stock portfolio than would be realized from the same
                                    portfolio unhedged. This investment objective may not be
                                    changed without shareholder approval in accordance with
                                    applicable requirements of the 1940 Act.

                                    The Fund seeks to achieve its investment objective by
                                    investing primarily in dividend paying common stocks on
                                    which options are traded on national securities
                                    exchanges and in securities convertible into common
                                    stocks, by selling covered call options and secured put
                                    options and by entering into closing purchase
                                    transactions with respect to certain of such options.
                                    The Fund may also hedge its portfolio securities by
                                    purchasing put and call options on its portfolio
                                    securities, purchasing put and selling call

                                    options on the same securities, and engaging in
                                    transactions in stock index and interest rate futures,
                                    stock index options, and options on stock index and
                                    interest rate futures. The Fund's strategy is to create
                                    a well diversified and significantly hedged portfolio
                                    using combined stock and option and fixed income and
                                    option positions. Typically, the Fund remains
                                    diversified across all industries represented in the
                                    Standard & Poor's 500 Index with similar industry
                                    weightings.

                                    Total return will be obtained from the following
                                    sources:

                                    (1)  premiums from expired options.

                                    (2)  net profits, if any, from closing purchase or
                                        closing sale transactions.

                                    (3)  dividends received on the securities in the Fund's
                                        portfolio.

                                    (4)  net realized capital gains, if any.

                                    (5)  net changes in unrealized capital appreciation, if
                                        any.

                                    (6)  interest income from money market instruments, U.S.
                                        Government Securities, convertible securities, and
                                        short sales.

                                    In seeking a greater long-term total return, the Fund
                                    will equally emphasize current return and long-term
                                    capital gains. (See "Dividends, Distributions and
                                    Taxes--Tax Considerations in Portfolio Transactions").
                                    Since opportunities to realize net gains from covered
                                    option writing programs and yields on stocks, money
                                    market instruments, U.S. Government securities,
                                    convertible debt securities, and short sales vary from
                                    time to time because of general economic and market
                                    conditions and many other factors, it is anticipated
                                    that the Fund's total return will fluctuate and
                                    therefore there can be no assurance that the Fund will
                                    be able to achieve its investment objective.

                                    Except as described below, at least 80% of the Fund's
                                    total assets (taken at current value), excluding cash,
                                    cash equivalents and U.S. Government securities, will be
                                    invested in dividend paying common stocks which have
                                    been approved by one or more exchanges as underlying
                                    securities for listed call or put options, or securities
                                    which are convertible into such common stocks without
                                    the payment of further consideration. The Fund may
                                    invest its cash reserves in securities of the U.S.
                                    Government and its agencies or the following cash
                                    equivalents: deposits in domestic banks, bankers'
                                    acceptances, certificates of deposit,

                                    commercial paper, or securities of registered investment
                                    companies. Commercial paper investments will be limited
                                    to investment grade issues, rated A-1 or A-2 by Standard
                                    & Poor's Corporation, or Prime 1 or Prime 2 by Moody's
                                    Investors Service, Inc. Investments in registered
                                    investment companies are limited by certain additional
                                    restrictions (see "Investments in Securities of Other
                                    Investment Companies".) The Fund may also enter into
                                    short-term repurchase agreements with respect to the
                                    foregoing securities, the sellers of which, usually
                                    banks, agree to repurchase the securities subject to the
                                    agreement at the Fund's cost plus interest within a
                                    specified time, usually, one day.

                                    In periods of unusual market conditions and for
                                    defensive purposes the Fund may retain all or part of
                                    its assets in cash or cash reserves of the type
                                    described above.

COVERED OPTION WRITING              Covered call options and secured put options will be
                                    written on the Fund's portfolio in order (i) to achieve,
                                    through the receipt of premiums, a higher long-term
                                    total return then would be received from the same
                                    portfolio unhedged and (ii) to reduce the fluctuation in
                                    this total return. The writing of such options tends to
                                    reduce fluctuations in total return because, in any
                                    short period of time, the gains or losses on the sale of
                                    options will tend to offset the losses or gains,
                                    respectively, on the underlying securities. Covered
                                    option writing involves risks--see "Risks of Option
                                    Writing" below.

                                    COVERED CALL OPTIONS:

                                    A call option gives the purchaser of the option the
                                    right to buy, and the writer has the obligation to sell,
                                    the underlying securities at the exercise price during
                                    the option period. The Fund, as the writer of the
                                    option, receives the premium from the purchaser of the
                                    call option. The writer, during the time he is obligated
                                    under the option, may be assigned an exercise notice by
                                    the broker-dealer through whom the call was sold,
                                    requiring him to deliver the underlying security against
                                    payment of the exercise price. The obligation is
                                    terminated only upon expiration of the option or at such
                                    earlier time as the writer effects a closing purchase
                                    transaction. Once a writer has been assigned an exercise
                                    notice, he will thereafter be unable to effect a closing
                                    purchase transaction in that option. So long as the Fund
                                    is obligated as the writer of a call option, it will (i)
                                    own the underlying securities subject to the option, or
                                    (ii) have the right to acquire the underlying securities
                                    through immediate conversion or exchange
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                                    of convertible preferred stocks or convertible debt
                                    securities owned by the Fund, or (iii) hold on a
                                    security-for-security basis a call on the same security
                                    as the call written where the exercise price of the call
                                    held is equal to or less than the exercise price of the
                                    call written (or, if greater than the exercise price of
                                    the call written the difference will be maintained in
                                    U.S. Government securities in a segregated account with
                                    the Custodian or broker).

                                    To secure this obligation to deliver the underlying
                                    security, a covered call option writer is required to
                                    deposit in escrow the underlying security or other
                                    assets in accordance with the rules of the Clearing
                                    Corporation and the exchange on which the covered call
                                    option is traded. To fulfill this obligation, at the
                                    time an option is written, the Fund, in compliance with
                                    its custodian agreement, directs the custodian of its
                                    investment securities, or a securities depository acting
                                    for the custodian, to act as the Fund's escrow agent by
                                    issuing an escrow receipt to the Clearing Corporation
                                    respecting the option's underlying securities. The
                                    Clearing Corporation will release the securities from
                                    this escrow either upon the exercise of the option, its
                                    expiration without being exercised or when the Fund
                                    enters into a closing purchase transaction. Until such
                                    release the Fund cannot sell the underlying securities.

                                    So long as his obligation as a writer continues, the
                                    covered call option writer gives up the opportunity to
                                    profit from a price increase in the underlying security
                                    above the sum of the exercise price plus the premium
                                    received in exchange for increasing his return if the
                                    underlying security does not advance to or beyond the
                                    sum of the exercise price plus the premium. Thus, in
                                    some periods the Fund will receive less total return and
                                    in other periods greater total return from its call
                                    options than it would have received from its underlying
                                    securities unoptioned. The Fund expects to increase its
                                    long-term total return by writing options which, in its
                                    opinion, have sufficiently attractive premiums to
                                    produce greater total return over the long-term.

                                    SECURED PUT OPTIONS:

                                    The purchaser of a secured put option has the right to
                                    sell, and the writer has the obligation to buy, the
                                    underlying security at the exercise price during the
                                    option period. As a secured put writer, the Fund will
                                    invest an amount equal to not less than the exercise
                                    price of the put option in money market instruments, or
                                    it will hold on a security-for-security basis a put on
                                    the same security as the put written where the exercise
                                    price of the put
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                                    held is equal to or greater than the exercise price of
                                    the put written (or, if less than the exercise price of
                                    the put written, the difference will be maintained in
                                    U.S. Government securities in a segregated account with
                                    the Custodian or broker). These assets are then escrowed
                                    in a manner similar to that applicable to securities
                                    underlying covered call options. Thereafter, should the
                                    option be exercised, the Fund will have a money market
                                    investment available equal to the exercise price of the
                                    option to honor its obligation as a writer. The
                                    obligation of a secured put option writer is terminated
                                    either upon the exercise of the option, its expiration
                                    without being exercised, or by effecting a closing
                                    purchase transaction.

                                    The risk characteristics and potential rewards of
                                    writing a secured put option are essentially similar to
                                    those of covered call option writing. The writer's gain
                                    on a put option is limited to interest earned on its
                                    money market investment plus the premium received, while
                                    the risk is not less than the exercise price of the
                                    option less the current market price of the underlying
                                    stock when the put is exercised, offset by the premium
                                    received and interest earned. The Fund will only write
                                    secured put options in circumstances where it has made
                                    an investment decision that it desires to acquire the
                                    security underlying the option at the exercise price
                                    specified in the option.

                                    The Fund may engage in spreads in which it is both the
                                    purchaser and the covered writer of the same type of
                                    option (puts or calls) on the same underlying security
                                    with the options having different exercise prices and/or
                                    expiration dates.

                                    The Fund will write options from time to time on such
                                    portion of its portfolio as management determines is
                                    appropriate in seeking to attain the Fund's objective.
                                    The Fund will write options when management believes
                                    that a liquid secondary market will exist on a national
                                    securities exchange for options of the same series so
                                    that the Fund can effect a closing purchase transaction
                                    if it desires to close out its position. Consistent with
                                    the investment policies of the Fund, a closing purchase
                                    transaction will ordinarily be effected to realize a
                                    profit on an outstanding option, to prevent an
                                    underlying security from being called, or to permit the
                                    sale of the underlying security. Effecting a closing
                                    purchase transaction will permit the Fund to write
                                    another option on the underlying security with either a
                                    different exercise price or expiration date or both.
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                                    The premium the Fund receives for writing an option will
                                    reflect, among other things, the current market price of
                                    the underlying security, the relationship of the
                                    exercise price to such market price, the historical
                                    price volatility of the underlying security, the option
                                    period, supply and demand and interest rates. The
                                    exercise price of an option may be below, equal to or
                                    above the current market value of the underlying
                                    security at the time the option is written. Options
                                    written by the Fund will normally have expiration dates
                                    between one and nine months from the date written. From
                                    time to time, for tax and other reasons, the Fund may
                                    purchase an underlying security for delivery in
                                    accordance with an exercise notice assigned to it,
                                    rather than delivering such security from its portfolio.
                                    Since the time required to obtain physical delivery of
                                    underlying common stocks upon conversion or exchange of
                                    convertible or exchangeable securities with respect to
                                    which the Fund has written options may exceed the time
                                    within which it must make delivery in accordance with an
                                    exercise notice of a call option assigned to it, the
                                    Fund may purchase or borrow the underlying common stocks
                                    to make delivery. By so doing, the Fund will not bear
                                    any market risk, since it will have the absolute right
                                    to receive from the issuer of the underlying common
                                    stock an equal number of shares to replace the borrowed
                                    stock, but the Fund may incur additional transaction
                                    costs or interest expense in connection with any such
                                    purchase or borrowing.

RISKS OF OPTION WRITING             In return for the premium received, a covered call
                                    writer during the term of the option is subject to the
                                    risk of losing the potential for capital appreciation
                                    above the exercise price of the underlying security.
                                    Likewise, a secured put writer retains the risk of loss
                                    should the value of the underlying security decline
                                    below the exercise price, less the premium received and
                                    interest earned. In both cases the writer has no control
                                    over the time when he has to fulfill his obligation as a
                                    writer of the option. Once an option writer has received
                                    an exercise notice he cannot effect a closing purchase
                                    transaction.

                                    If a call expires unexercised, the covered writer
                                    realizes a gain in the amount of the premium received,
                                    although there may have been a decline (unrealized loss)
                                    in the market value of the underlying security during
                                    the option period which may exceed such gain. If the
                                    covered writer has to sell the underlying security
                                    because of the exercise of a call option, the writer
                                    will realize a gain or loss from the sale of the
                                    underlying security with the proceeds being increased by
                                    the amount of the
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                                    premium. If a put expires unexercised, the secured put
                                    writer realizes income from the amount of the premium
                                    plus the interest income on the money market investment.
                                    If the secured put writer has to buy the underlying
                                    security because of the exercise of the put option, the
                                    secured put writer incurs a loss to the extent that the
                                    current market value of the underlying security is less
                                    than the exercise price of the put option. However, this
                                    may be offset in whole or in part by the premium
                                    received and any interest income earned on the money
                                    market investment.

HEDGING TRANSACTIONS                To hedge its portfolio, the Fund may enter into
                                    securities transactions intended to reduce investment
                                    risk by taking an investment position which will move in
                                    the opposite direction from the position being hedged.
                                    To the extent the hedge works as intended, a loss or
                                    gain on one position will tend to be offset by a gain or
                                    loss on the other. Any losses incurred in and the costs
                                    of hedging transactions will reduce the Fund's return.
                                    Hedging transactions involve risks--see "Risk Factors in
                                    Hedging Transactions" below. The Fund's hedging
                                    strategies are fundamental policies which cannot be
                                    changed without the approval of the holders of a
                                    majority of the Fund's outstanding voting securities.
                                    (See "Investment Restrictions and Other Investment
                                    Policies" in the Statement of Additional Information.)
                                    See the Appendix for a more complete description of the
                                    instruments discussed below and see the Statement of
                                    Additional Information for more discussion of the
                                    various options, futures contracts and portfolio hedging
                                    strategies that may be used by the Fund.

                                    The extent to which the Fund may engage in the hedging
                                    techniques and strategies described below, including
                                    spread transactions, covered call options and "forward
                                    conversion" transactions, may be limited by the Internal
                                    Revenue Code's requirements for qualification as a
                                    regulated investment company. See "Tax Information and
                                    Option Accounting Principles" in the Statement of
                                    Additional Information.

                                    PURCHASING PUT AND CALL OPTIONS ON PORTFOLIO SECURITIES:

                                    The Fund may purchase put options in connection with its
                                    hedging activities and will generally do so at or about
                                    the same time it purchases the underlying security. By
                                    buying a put, the Fund has a right to sell the security
                                    at the exercise price, thus limiting its risk of loss
                                    through a decline in the market value of the security
                                    until the put expires. The amount of any
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                                    appreciation in the value of the underlying security
                                    will be partially offset by the amount of the premium
                                    paid for the put option and any related transaction
                                    costs. Prior to its expiration, a put option may be sold
                                    in a closing sale transaction and profit or loss from
                                    the sale will depend on whether the amount received is
                                    more or less than the premium paid for the put option
                                    plus the related transaction costs.

                                    The Fund may purchase call options on securities which
                                    it intends to purchase in order to limit the risk of a
                                    substantial increase in the market price of such
                                    security. The Fund may also purchase call options on
                                    securities held in its portfolio and on which it has
                                    written call options. Prior to its expiration, a call
                                    option may be sold in a closing sale transaction. Profit
                                    or loss from such a sale will depend on whether the
                                    amount received is more or less than the premium paid
                                    for the call option plus the related transaction costs.

                                    PUT AND CALL OPTIONS ON THE SAME SECURITIES:

                                    The Fund may buy puts and sell calls on the same
                                    portfolio security in "forward conversion" transactions.
                                    In a forward conversion, the Fund will purchase a
                                    security and write call options and purchase put options
                                    on the security. By purchasing puts, the Fund protects
                                    the underlying security from depreciation in value. The
                                    Fund will not exercise a put it has purchased while a
                                    call option on the same security is outstanding. By
                                    selling calls on the same security, the Fund receives
                                    premiums which may offset part or all of the cost of
                                    purchasing the puts while foregoing the opportunity for
                                    appreciation in the value of the underlying security.
                                    The use of options in connection with forward
                                    conversions is intended to hedge against fluctuations in
                                    the market value of the underlying security. Although it
                                    is generally intended in forward conversion transactions
                                    that the exercise price of put and call options would be
                                    identical, situations might occur in which some option
                                    positions are acquired with different exercise prices.
                                    Therefore, the Fund's return may depend in part on
                                    movements in the price of the underlying security
                                    because of the different exercise prices of the call and
                                    put options. Such price movements may also affect the
                                    total return if the conversion is terminated prior to
                                    the expiration date of the options. In such event, the
                                    Fund's return may be greater or less than it would
                                    otherwise have been if it had hedged the security only
                                    by purchasing put options.
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OTHER HEDGING TOOLS                 The Fund may engage in the following hedging
                                    transactions which are described more fully in the
                                    Appendix: Stock index futures and related options, stock
                                    index options, and financial futures and related
                                    options.

                                    STOCK INDEX FUTURES:

                                    The Fund may sell stock index futures contracts in
                                    anticipation of or during a market decline to attempt to
                                    offset the decrease in market value of its equity
                                    securities that might otherwise result. When the Fund is
                                    not fully invested in stocks and anticipates a
                                    significant market advance, it may purchase stock index
                                    futures in order to gain rapid market exposure that may
                                    in part or entirely offset increases in the cost of
                                    common stocks that it intends to purchase. As such
                                    purchases are made, an equivalent amount of stock index
                                    futures contracts will be terminated by offsetting
                                    sales. In most of these transactions, the Fund will
                                    purchase such securities upon termination of the long
                                    futures position whether the long position results from
                                    the purchase of a stock index futures contract or the
                                    purchase of a call option on a stock index futures
                                    contract, but under unusual market conditions, a long
                                    futures position may be terminated without the
                                    corresponding purchase of equity securities.

                                    FINANCIAL FUTURES:

                                    The Fund may purchase and sell financial futures on U.S.
                                    Government securities, including GNMA certificates (see
                                    the Appendix), in order to hedge its U.S. Government
                                    securities and those portfolio securities which may be
                                    sensitive to changes in interest rates. Such hedging is
                                    similar to the Fund's hedging its equity securities
                                    through the use of stock index futures.

                                    STOCK INDEX OPTIONS:

                                    The Fund may purchase and sell exchange listed call and
                                    put options on stock indexes to hedge against risks of
                                    market-wide price movements. The need to hedge against
                                    such risks will depend on the extent of diversification
                                    of the Fund's common stock and the sensitivity of its
                                    stock investments to factors influencing the stock
                                    market as a whole. Purchasing a put or selling a call
                                    option on a stock index is analogous to the sale of a
                                    stock index futures contract. Purchasing a call or
                                    selling a put option on a stock index is analogous to
                                    the purchase of a stock index futures contract.
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                                    OPTIONS ON STOCK INDEX FUTURES:

                                    The Fund may purchase and sell exchange listed call and
                                    put options on stock index futures to hedge against
                                    risks of market-wide price movements. The need to hedge
                                    against such risks will depend on the extent of
                                    diversification of the Fund's common stock and the
                                    sensitivity of its stock investments to factors
                                    influencing the stock market as a whole. Purchasing a
                                    put or selling a call option on a stock index futures
                                    contract is analogous to the sale of a stock index
                                    futures contract. Purchasing a call or selling a put
                                    option on a stock index futures contract is analogous to
                                    the purchase of a stock index futures contract.

                                    OPTIONS ON FINANCIAL FUTURES:

                                    The Fund may purchase and sell exchange listed call and
                                    put options on financial futures to hedge against risks
                                    of interest rate movements. The need to hedge against
                                    such risks will depend on the extent of diversification
                                    of the Fund's common stock and the sensitivity of its
                                    stock investments to interest rates. Purchasing a put or
                                    selling a call option on a financial future is analogous
                                    to the sale of a stock index futures contract.
                                    Purchasing a call or selling a put option on a financial
                                    future is analogous to the purchase of a stock index
                                    future.

                                    LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS
                                    AND OPTIONS ON FUTURES CONTRACTS:

                                    The Fund will not engage in transactions in futures
                                    contracts or related options for speculation but only as
                                    a hedge against changes resulting from market conditions
                                    in the values of its securities or securities which it
                                    intends to purchase. The Fund will not enter into any
                                    stock index or financial futures contract or related
                                    option if, immediately thereafter, more than one-third
                                    of the Fund's net assets would be represented by futures
                                    contracts or related options. In addition, the Fund may
                                    not purchase or sell futures contracts or purchase or
                                    sell related options if, immediately thereafter, the sum
                                    of the amount of margin deposits on its existing futures
                                    and related options positions and premiums paid for
                                    related options would exceed 5% of the market value of
                                    the Fund's total assets. In instances involving the
                                    purchase of futures contracts or related call options,
                                    money market instruments equal to the market value of
                                    the futures contract or related option will be deposited
                                    in a segregated account with the Custodian or broker to
                                    collateralize
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                                    such long positions and thereby insure that the use of
                                    such futures contracts or related options is
                                    unleveraged.

                                    The Fund's sale of futures contracts and purchase of put
                                    options on futures contracts will be solely to protect
                                    its investments against declines in value. The Fund
                                    expects that in the normal course it will purchase
                                    securities upon termination of long futures contracts
                                    and long call options on futures contracts most of the
                                    time, but under unusual market conditions it may
                                    terminate any of such positions without a corresponding
                                    purchase of securities.

RISK FACTORS IN HEDGING             The Fund's ability to hedge effectively all or a portion
TRANSACTIONS                        of its securities through transactions in options on
                                    stock indexes, stock index futures, financial futures
                                    and related options depends on the degree to which price
                                    movements in the underlying index or underlying debt
                                    securities correlate with price movements in the
                                    relevant portion of the Fund's securities. Inasmuch as
                                    such securities will not duplicate the components of any
                                    index or such underlying debt securities, the
                                    correlation will not be perfect. Consequently, the Fund
                                    bears the risk that the prices of the securities being
                                    hedged will not move in the same amount as the hedging
                                    instrument. It is also possible that there may be a
                                    negative correlation between the index or other
                                    securities underlying the hedging instrument and the
                                    hedged securities which would result in a loss on both
                                    such securities and the hedging instrument.

                                    In addition, there is the risk that the anticipated
                                    spread between the prices may be distorted due to
                                    differences in the nature of the markets, such as
                                    speculators in the futures market. However, the risk of
                                    imperfect correlation generally tends to diminish as the
                                    maturity date of the futures contract approaches.

                                    Positions in stock index options, stock index futures
                                    and financial futures and related options may be closed
                                    out only on an Exchange which provides a secondary
                                    market. There can be no assurance that a liquid
                                    secondary market will exist for any particular stock
                                    index option or futures contract or related option at
                                    any specific time. Thus, it may not be possible to close
                                    such an option or futures position. The inability to
                                    close options on futures positions also could have an
                                    adverse impact on the Fund's ability to effectively
                                    hedge its securities. The Fund will enter into an option
                                    or futures position only if there appears to be a liquid
                                    secondary market for such options or futures and
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                                    does not intend to take delivery of the instruments
                                    underlying financial futures contracts it holds.

                                    The Commodities Futures Trading Commission and the
                                    various exchanges have established limits referred to as
                                    "speculative position limits" on the maximum net long or
                                    net short position which any person may hold or control
                                    in a particular futures contract. Trading limits are
                                    imposed on the maximum number of contracts which any
                                    person may trade on a particular trading day. An
                                    Exchange may order the liquidation of positions found to
                                    be in violation of these limits and it may impose other
                                    sanctions or restrictions. Management does not believe
                                    that these trading and positions limits will have
                                    adverse impact on the Fund's strategies for hedging its
                                    securities.

OTHER INVESTMENT TECHNIQUES         The Fund may also engage in the following transactions:
                                    lending of securities; short sales against the box;
                                    synthetic put options; investment in securities of other
                                    investment companies; and repurchase agreements.

                                    LENDING OF SECURITIES:

                                    The Fund may lend those securities not subject to
                                    written options or held in a segregated account with its
                                    Custodian to broker-dealers pursuant to agreements
                                    requiring that the loans be continuously secured by
                                    cash, or securities of the U.S. Government or its
                                    agencies, or any combination of cash and such
                                    securities, as collateral equal to at least the market
                                    value at all times of the securities lent. (See
                                    "Investment Restrictions and Other Investment Policies"
                                    in the Statement of Additional Information.) Such loans
                                    will not be made if as a result the aggregate of all
                                    outstanding securities loans will exceed 30% of the
                                    value of the Fund's total assets taken at current value.
                                    The Fund will continue to receive interest on the
                                    securities lent and simultaneously earn interest on the
                                    investment of the cash collateral in U.S. Government
                                    securities. However, the Fund will normally pay lending
                                    fees to such broker-dealers from the interest earned on
                                    invested collateral. Such loans will comply with
                                    applicable regulatory requirements. There may be risks
                                    of delay in receiving additional collateral, or risks of
                                    delay in recovery should the borrower of the securities
                                    fail financially. However, loans will be made only to
                                    borrowers deemed by management to be of good standing,
                                    and when in the judgment of management the consideration
                                    which can be earned currently from such securities loans
                                    justifies the attendant risk.
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                                    SHORT SALES AGAINST THE BOX AND SYNTHETIC PUT OPTIONS:

                                    The Fund may make short sales of common stocks, provided
                                    that at all times that a short position is open the Fund
                                    owns at least an equal amount of preferred stocks or
                                    debt securities convertible or exchangeable into an
                                    equal number of shares of the common stocks sold short
                                    (known as short sales "against the box") without payment
                                    of further consideration (except upon exercise of
                                    covered call options on such securities with a strike
                                    price no higher than the price at which the securities
                                    were sold short or, if higher, if the difference between
                                    the strike price and the price at which the securities
                                    were sold short is maintained in U.S. Government
                                    securities in a segregated account with the Fund's
                                    custodian or a broker). A short sale of securities which
                                    is hedged by a corresponding long position in a call
                                    option on the same security is known as a "synthetic
                                    put" position because it has the same investment
                                    characteristics as owning a protective put option on the
                                    same underlying security.

                                    Management intends to make short sales "against the box"
                                    for the purpose of receiving a portion of the interest
                                    earned by the executing broker from the proceeds of such
                                    sale and/or to defer realization of gain or loss for
                                    Federal income tax purposes. The proceeds of such a sale
                                    are held by the broker until the settlement date when
                                    the Fund delivers the convertible security to close out
                                    its short position. Although prior to such delivery the
                                    Fund will have to pay an amount equal to any dividends
                                    paid on the common stocks sold short, the Fund will
                                    receive the dividends from the preferred stocks or
                                    interest from the securities convertible into the stocks
                                    sold short, plus a portion of the interest earned from
                                    the proceeds of the short sale. The Fund will not make
                                    short sales of any optioned securities. The Fund will
                                    segregate in a special account with its Custodian or
                                    broker convertible preferred stocks or convertible debt
                                    securities in connection with such short sales "against
                                    the box". The extent to which the Fund may make such
                                    short sales may be limited by the Code's requirements
                                    for qualification as a regulated investment company and
                                    the Fund's intention to qualify as such. (See "Tax
                                    Information and Option Accounting Principles" in the
                                    Statement of Additional Information.)

                                    Synthetic put positions are sometimes advantageous for
                                    the Fund to enter instead of purchasing an actual put
                                    option. For example, the Fund may engage in spreads in
                                    which it is both the purchaser and the covered writer of
                                    the same type of option
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                                    (puts or calls) on the same underlying security with the
                                    options having different exercise prices and/or
                                    expiration dates. When the Fund enters into such a
                                    spread involving two put options, it is sometimes
                                    advantageous to enter a synthetic put position instead
                                    of purchasing the put option which is the long side of
                                    the spread. This can occur because there is smaller
                                    investor interest in the put options as compared to the
                                    corresponding calls and consequently the put options are
                                    offered for sale at a higher price than the price that
                                    could be obtained by entering the synthetic put
                                    position.

                                    INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES:

                                    Investments in the securities of other investment
                                    companies are intended to (i) provide an investment
                                    vehicle for the Fund's cash reserves that the Fund does
                                    not want to commit to riskier investments, (ii)
                                    facilitate investment strategies in which high-grade
                                    collateral is required, or (iii) facilitate investment
                                    strategies by acquiring investments in portfolios of
                                    securities more diversified or with specialized
                                    characteristics that could not be efficiently acquired
                                    directly. Accordingly, the Fund may invest up to 35% of
                                    its total assets in such securities. However, the Fund
                                    is restricted to purchasing securities only to the
                                    extent that is permitted under the 1940 Act. The 1940
                                    Act generally permits the Fund to purchase or otherwise
                                    acquire securities issued by another investment company
                                    so long as, immediately after such acquisition, the Fund
                                    and all affiliated persons of the Fund do not own in the
                                    aggregate more than 3% of the total outstanding voting
                                    stock of the acquired investment company. The 1940 Act
                                    also permits the purchase of securities of other
                                    investment companies in connection with a merger,
                                    reorganization, consolidation or similar transaction.

                                    Such transactions may in some cases raise the Fund's
                                    transaction costs relative to a direct investment in the
                                    same securities, but in some cases the Fund may benefit
                                    from being able to acquire a diversified investment in
                                    one purchase that could not be made economically in a
                                    direct fashion. As other investment companies pay
                                    management fees to their investment advisers,
                                    shareholders will bear a proportionate share of such
                                    fees as well as the management fees paid by the Fund. In
                                    addition, the 1940 Act provides that no investment
                                    company in which the Fund invests is obligated to redeem
                                    shares of such company owned by the
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                                    Fund in an amount exceeding 1% of the company's
                                    outstanding shares during any period of less than thirty
                                    days.

                                    REPURCHASE AGREEMENTS:

                                    The Fund may purchase U.S. Government securities and
                                    concurrently enter into so-called "repurchase
                                    agreements" with the seller, which will agree to
                                    repurchase such securities at the Fund's cost plus
                                    interest within a specified time (normally one day).
                                    While repurchase agreements involve certain risks not
                                    associated with direct investments in U.S. Government
                                    securities, the Fund will follow procedures designed to
                                    minimize such risks. These procedures include effecting
                                    repurchase transactions only with large,
                                    well-capitalized banks and certain reputable
                                    broker-dealers. In addition, the Fund's repurchase
                                    agreements will provide that the value of the collateral
                                    underlying the repurchase agreement will always be at
                                    least equal to the repurchase price, including any
                                    accrued interest earned on the repurchase agreement. In
                                    the event of a default or bankruptcy by a seller, the
                                    Fund will seek to liquidate such collateral. However, to
                                    liquidate such collateral could involve certain costs or
                                    delays and, to the extent that proceeds from any sale
                                    upon a default of the obligation to repurchase were less
                                    than the repurchase price, the Fund could suffer a loss.
                                    No more than 10% of the total market value of Fund
                                    assets at the time of purchase will be invested in
                                    repurchase agreements which have a maturity longer than
                                    7 days.

PORTFOLIO TURNOVER                  The Fund will not attempt to achieve, nor will it be
                                    limited to, a predetermined rate of portfolio turnover.
                                    Turnover rate is the lesser of purchases or sales of
                                    portfolio securities for a year (excluding all
                                    securities and options with maturities of one year or
                                    less) divided by the monthly average of the market value
                                    of such securities. The anticipated turnover rate is not
                                    expected to be higher than 100%; however, a higher
                                    turnover rate may occur if the Fund writes a substantial
                                    number of options which are exercised. For the years
                                    ended December 31, 1996 and 1995, the Fund's portfolio
                                    turnover rates were 43.17% and 32.37%, respectively.
                                    Higher portfolio turnover involves correspondingly
                                    greater brokerage commissions and other transaction
                                    costs. The Fund will pay brokerage commissions on its
                                    securities transactions and in connection with the
                                    purchase and sale of options as well as for selling a
                                    security on exercise of a call option and buying a
                                    security on exercise of a put option.
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                                                                              21
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FURTHER INFORMATION                 The Fund's investment objective and policies are subject
                                    to certain restrictions, including limitations on
                                    borrowing, short sales of securities and investments in
                                    real estate companies or securities secured by real
                                    estate, which restrictions may not be changed without
                                    approval of the holders of a majority of the Fund's
                                    outstanding shares. In addition, certain factors may
                                    restrict the ability of the Fund to write options. These
                                    restrictions and factors are described in the Statement
                                    of Additional Information.

MANAGEMENT OF THE FUND              The officers of the Fund manage its day-to-day
                                    operations and are responsible to the Fund's Board of
                                    Directors.

INVESTMENT ADVISER                  Analytic-TSA Global Asset Management, Inc. (the
                                    "Adviser"), 700 South Flower Street, Suite 2400, Los
                                    Angeles, California 90017, is the investment adviser of
                                    the Fund. The Adviser is a wholly owned subsidiary of
                                    United Asset Management Corporation, a holding company
                                    described under "Management of the Fund" in the
                                    Statement of Additional Information.

                                    The Adviser was founded in 1970 as Analytic Investment
                                    Management, Inc. one of the first independent investment
                                    counsel firms specializing in the creation and
                                    continuous management of optioned equity and optioned
                                    debt portfolios for fiduciaries and other long term
                                    investors. It is one of the oldest and largest
                                    independent investment management firms in this
                                    specialized area. In January 1996, the Adviser acquired
                                    and merged with TSA Capital Management which emphasizes
                                    U.S. and global tactical asset allocation, currency
                                    management, quantitative equity and fixed income
                                    management, as well as option yield curve strategies.
                                    The Adviser serves, among others, pension and
                                    profit-sharing plans, endowments, foundations, corporate
                                    investment portfolios, mutual savings banks, and
                                    insurance companies, for which it manages in excess of
                                    $1,000,000,000. It is also the investment adviser of The
                                    Analytic Series Fund, a registered investment company
                                    which commenced operations in late 1992.

                                    Pursuant to an Investment Management Agreement with the
                                    Fund, the Adviser, subject to the control and direction
                                    of the Fund's Officers and Board of Directors, manages
                                    the portfolio of the Fund in accordance with its stated
                                    investment objective and policies and makes investment
                                    decisions for the Fund. Dennis M. Bein, Harindra de
                                    Silva and Charles L. Dobson are the portfolio managers
                                    for the Fund. Mr. Bein has been a member of the
                                    portfolio manager and research team for the
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                                    Adviser since August 1995. He concurrently serves as a
                                    senior associate for Analysis Group, Inc. Dr. de Silva
                                    is the President of the Fund and serves as a managing
                                    director of the Adviser, which he joined in May 1995. He
                                    concurrently serves as a principal of Analysis Group,
                                    Inc., which he joined in March 1986. Mr. Dobson is
                                    Executive Vice President and Secretary of the Fund and
                                    The Analytic Series Fund and has been a portfolio
                                    manager of the Adviser since 1978. They are subject to
                                    the supervision of the Adviser's investment management
                                    committee.

MANAGEMENT FEES                     As compensation for furnishing investment advisory,
                                    management, and other services, and costs and expenses
                                    assumed, pursuant to the Investment Management Agreement
                                    the Fund pays the Adviser an annual fee equal to 0.75%
                                    of the first $100,000,000 of average daily net assets,
                                    0.65% of the next $100,000,000 of average daily net
                                    assets, and 0.55% of average daily net assets in excess
                                    of $200,000,000.

DISTRIBUTOR                         UAM Fund Distributors, Inc,. a wholly-owned subsidiary
                                    of United Asset Management Corporation, is the
                                    distributor of the Fund's shares. Its principal office
                                    is located at 211 Congress Street, Boston, Massachusetts
                                    02110. Under a Distribution Agreement with the Fund (the
                                    "Distribution Agreement"), the Distributor, as agent of
                                    the Fund, has agreed to use its best efforts as sole
                                    distributor of Fund shares. The Distributor does not
                                    receive any fee or other compensation under the
                                    Distribution Agreement. The Distribution Agreement
                                    provides that the Fund will bear costs of registration
                                    of its shares with the SEC and various states as well as
                                    the printing of its prospectuses, its Statement of
                                    Additional Information and its reports to shareholders.

ADMINISTRATIVE SERVICES             UAM Fund Services, Inc. ("UAM Fund Services"), a wholly-
                                    owned subsidiary of United Asset Management Corporation,
                                    performs and oversees all administrative, fund
                                    accounting, dividend disbursing and transfer agent
                                    services to the Fund pursuant to a Fund Administration
                                    Agreement with the Fund (the "Administration
                                    Agreement"). For its services UAM Fund Services receives
                                    a fee based on net assets. UAM Fund Services' principal
                                    office is located at 211 Congress Street, Boston,
                                    Massachusetts 02110. UAM Fund Services has subcontracted
                                    some of these services to Chase Global Funds Services
                                    Company, an affiliate of The Chase Manhattan Bank. Chase
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                                    Global Funds Services Company is located at 73 Tremont
                                    Street, Boston, Massachusetts 02108.

                                    Chase Global Funds Services Company is the Fund's sub-
                                    dividend disbursing agent, sub-transfer agent and sub-
                                    shareholder servicing agent. The shareholder servicing
                                    phone number is (800)374-2633. All other administrative
                                    and accounting functions are performed by UAM Fund
                                    Services.

EXPENSES                            In addition to the management and service fees, the Fund
                                    pays all other costs and expenses of its operations
                                    including, among other things, legal and audit fees,
                                    unaffiliated Directors' fees and expenses, registration
                                    fees, custodian fees, and expenses of printing and
                                    mailing of proxies, prospectuses, statements of
                                    additional information and reports to shareholders.
                                    During the semi-annual period ended June 30, 1997, the
                                    Fund's ratio of operating expenses (net of expenses paid
                                    indirectly through broker-dealers) to average net assets
                                    was 1.32% on an annualized basis.

BROKERAGE                           Under the terms of the Investment Advisory Agreement,
                                    the Adviser is authorized to employ broker-dealers to
                                    execute orders for the purchase and sale of portfolio
                                    securities, including options and futures, who in its
                                    best judgment can provide "best execution" (prompt and
                                    reliable execution at a reasonably competitive price).
                                    In determining the abilities of the broker-dealer to
                                    provide best execution of a particular portfolio
                                    transaction, the Adviser considers all relevant factors
                                    including the execution capabilities required by the
                                    transaction or transactions; the ability and willingness
                                    of the broker-dealer to facilitate each transaction by
                                    participation therein for its own account; the
                                    importance to the Fund of speed, efficiency, or
                                    confidentiality; the broker-dealer's apparent
                                    familiarity with sources from or to whom particular
                                    securities might be purchased or sold; the quality and
                                    continuity of service rendered by the broker-dealer with
                                    regard to the Fund's other transactions; and any other
                                    factors relevant to the selection of a broker-dealer for
                                    particular and related portfolio transactions of the
                                    Fund. Subject to the foregoing obligation to seek best
                                    execution, the Adviser may consider as factors in the
                                    allocation of portfolio transactions to a broker-dealer
                                    the broker-dealer's sale of Fund shares, agreement to
                                    pay operating expenses of the Fund, or the provision of
                                    research services to the Adviser.

                                    Money market securities are traded primarily in the
                                    over-the-counter market. Where possible, the Fund will
                                    deal directly with
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                                    the dealers who make a market in the securities involved
                                    except in those circumstances where better prices and
                                    execution are available elsewhere. Such dealers usually
                                    are acting as principal for their own account. On
                                    occasion, securities may be purchased directly from the
                                    issuer. Money market securities are generally traded on
                                    a net basis and do not normally involve either brokerage
                                    commission or transfer taxes. The cost of executing
                                    portfolio transactions will primarily consist of dealer
                                    spreads and underwriting commissions.

                                    The Fund has entered into agreements whereby a portion
                                    of the commissions earned by a broker-dealer on
                                    portfolio transactions placed with such broker-dealer
                                    may be reimbursed to the Fund by payment of Fund
                                    expenses. Such payments aggregated $53,203 for the
                                    Fund's 1996 fiscal year.

NET ASSET VALUE                     The net asset value of the Fund is computed once daily
                                    at 4:30 P.M. Eastern Time after the close of trading of
                                    the New York Stock Exchange and the various option
                                    exchanges, or such other time as is determined by or
                                    under the direction of the Board of Directors, on each
                                    day in which there is a sufficient degree of trading in
                                    the Fund's portfolio securities that the current net
                                    asset value of the Fund might be materially affected by
                                    changes in the value of portfolio securities. The net
                                    asset value per share is calculated by taking the total
                                    value of the Fund's assets, deducting total liabilities
                                    and dividing the results by the number of shares
                                    outstanding. Securities traded on the New York Stock
                                    Exchange are valued at their price at the close of
                                    regular trading on the New York Stock Exchange. Options
                                    traded on one or more exchanges are valued at their
                                    closing prices on whatever exchange the last sale
                                    occurred. All other portfolio securities which are
                                    traded on a national securities exchange are valued at
                                    their last sale. In all cases, when there is no last
                                    sale on that day or if the last sale is
                                    unrepresentative, the value is taken to be the mean
                                    between the last current bid and asked prices. All other
                                    securities not so traded are valued at the mean between
                                    the last current bid and asked prices if market
                                    quotations are available. Other securities and assets
                                    are valued at fair value in accordance with methods
                                    determined in good faith by or under the direction of
                                    the Fund's Board of Directors.

                                    Money market securities are valued at the most recent
                                    bid price or yield equivalent as obtained from dealers
                                    that make markets in such securities. Securities with a
                                    remaining maturity of 60 days or less are valued on an
                                    amortized basis. This involves
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                                                                              25
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                                    valuing a portfolio security at its cost initially and
                                    thereafter assuming a constant amortization to maturity
                                    of any discount or premium, regardless of the impact of
                                    fluctuating interest rates on the market value of the
                                    security.

HOW TO PURCHASE SHARES              Shares of the Fund are purchased directly from the Fund
                                    with no sales charge or commission at net asset value
                                    next computed after an order and payment are received by
                                    the Fund. Any order received after 1:00 P.M. Pacific
                                    Time will be processed at the next day's closing net
                                    asset value. There is no minimum on initial or
                                    subsequent purchases of Fund shares by tax deferred
                                    retirement plans (including IRA, SEP-IRA and profit
                                    sharing and money purchase plans) or Uniform Gifts to
                                    Minors Act accounts. For other investors the minimum is
                                    $5,000 for an initial purchase and there is no minimum
                                    for subsequent purchases.

                                    Shares of the Fund may be purchased by customers of
                                    broker-dealers or other financial intermediaries
                                    ("Service Agents") which have established a shareholder
                                    servicing relationship with the Fund on behalf of their
                                    customers. Service Agents may impose additional or
                                    different conditions on purchases or redemptions of Fund
                                    shares and may charge transaction or other account fees.
                                    Each Service Agent is responsible for transmitting to
                                    its customers a schedule of any such fees and
                                    information regarding additional or different purchase
                                    or redemption conditions. Shareholders who are customers
                                    of Service Agents should consult their Service Agent for
                                    information regarding these fees and conditions. Amounts
                                    paid to Service Agents may include transaction fees
                                    and/or service fees paid by the Fund from the Fund
                                    assets attributable to the Service Agent, which would
                                    not be imposed if shares of the Fund were purchased
                                    directly from the Fund or its distributor. Service
                                    Agents may provide shareholder services to their
                                    customers that are not available to a shareholder
                                    dealing directly with the Fund.

                                    Service Agents may enter confirmed purchase orders on
                                    behalf of their customers. If shares of the Fund are
                                    purchased in this manner, the Service Agent must receive
                                    your investment order before the close of trading on the
                                    New York Stock Exchange, and transmit it to the Fund's
                                    Sub-Transfer Agent, Chase Global Funds Services Company,
                                    prior to the close of their business day to receive that
                                    day's share price. Proper payment for the order must be
                                    received by the Sub-Transfer Agent no later than the
                                    time when the Fund is priced on the following business
                                    day.
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                                    Service Agents are responsible to their customers and
                                    the Fund for timely transmission of all subscription and
                                    redemption requests, investment information,
                                    documentation and money.

                                    The Fund reserves the right to reject any purchase order
                                    or to suspend or modify the continuous offering of its
                                    shares.

PURCHASE BY MAIL                    Initial purchases of Fund shares may be made by mailing
                                    a completed and signed application, together with a
                                    check payable to the Fund, to:



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                                     The Analytic Optioned           Street Address
                                      Equity Fund, Inc.              (overnight mail)
                                     P.O. Box 2798                   73 Tremont Street
                                     Boston, MA 02208                Boston, MA 02108
                                     (800)374-2633
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                                    Subsequent purchases of Fund shares may be made by
                                    mailing to the above address the account stub which
                                    accompanies any Fund confirmation statement along with a
                                    check payable to the Fund or by mailing to the above
                                    address a check payable to the Fund. If you chose to
                                    mail a check without the account stub, please make sure
                                    that your check includes your account number, account
                                    name and the Fund's name.

PURCHASE BY WIRE                    Initial and subsequent purchases may be made by wiring
                                    Federal Funds addressed:

                                                    The Chase Manhattan Bank
                                                         ABA #021000021
                                     The Analytic Optioned Equity Fund, Inc. -- (DEFENSIVE
                                                       EQUITY PORTFOLIO)
                                                     CREDIT DDA 9102791614
                                               Account Registration: (YOUR NAME)
                                                Account #: (YOUR ACCOUNT NUMBER)

                                    Before wiring funds you must telephone the Fund's
                                    sub-transfer agent at (800) 374-2633 with the bank name,
                                    date and amount being wired to insure proper investment.

                                    FOR INITIAL PURCHASES ONLY: No purchases will be
                                    processed until a completed and signed application is
                                    received.

PURCHASE BY EXCHANGE                You may open an account or purchase additional shares by
                                    making an exchange from an existing account in The
                                    Analytic Series Fund. You may not open an account by
                                    exchange unless you have completed an account
                                    application. For further
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                                    information concerning exchanges, see "Exchanging
                                    Shares" discussed below.

                                    All shares (including reinvested dividends and capital
                                    gain distributions) are issued or redeemed in full and
                                    fractional shares rounded to the third decimal place, at
                                    net asset value, with no fees or charges. No share
                                    certificates will be issued except for investors whose
                                    regulators require them to hold certificates. Instead,
                                    an account will be established for each shareholder and
                                    all shares purchased will be held in book entry form by
                                    the Fund. Any transaction respecting an account,
                                    including reinvestment of dividends and distributions,
                                    will be confirmed in writing to the shareholder showing
                                    the details of the transaction. (See "Shareholder
                                    Accounts.")

HOW TO REDEEM SHARES

TELEPHONE REDEMPTION PRIVILEGE      Provided the shareholder has previously established the
                                    telephone redemption privilege (by completing the
                                    telephone redemption portion of his application to
                                    purchase shares or by subsequent written instructions
                                    with signature(s) guaranteed) a shareholder may redeem
                                    all or part of his shares by calling the Fund's
                                    sub-transfer agent at (800) 374-2633. No request for
                                    redemption will be accepted by telephone or wire except
                                    where redemption proceeds are to be remitted to a
                                    predesignated bank account. The redemption proceeds will
                                    be wired to the bank designated in the instructions. Any
                                    changes to the telephone redemption instructions must be
                                    in writing with signature(s) guaranteed. Telephone
                                    redemption privileges are not permitted for Analytic
                                    prototype retirement plans.

                                    The Fund's sub-transfer agent will employ procedures
                                    designed to provide reasonable assurance that
                                    instructions communicated by telephone are genuine and,
                                    if it does not do so, it may be liable for any losses
                                    due to unauthorized or fraudulent instructions. The
                                    procedures employed by the sub-transfer agent include
                                    requiring the following information at the time of the
                                    telephone call:

                                    1.  Account number;

                                    2.  Registration of account; and

                                    3.  Social Security Number or Tax I.D.

                                    NOTE: Neither the Fund nor the sub-transfer agent is
                                    responsible for unauthorized telephone redemptions by a
                                    person reasonably believed to be a shareholder unless
                                    the sub-transfer
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                                    agent has received written notice canceling the
                                    telephone redemption authorization. The Fund may change
                                    or discontinue the telephone redemption privilege
                                    without notice. For your protection, the Fund and its
                                    agents reserve the right to record all calls.

                                    The Fund reserves the right to refuse a telephone
                                    redemption if it believes it is advisable to do so.
                                    Telephone redemptions may be difficult to implement
                                    during periods of drastic economic or market changes,
                                    which may result in an unusually high volume of
                                    telephone calls. If a shareholder is unable to reach the
                                    Fund's sub-transfer agent by telephone, shares may be
                                    redeemed in writing as described below.

REDEMPTIONS BY WRITTEN              A shareholder may also redeem all or part of his shares
INSTRUCTIONS                        by written request to the Fund's sub-transfer agent at
                                    the address set forth above under "Purchase by Mail."
                                    The written request must be endorsed by the registered
                                    owner(s) exactly as the account is registered, including
                                    any special capacity of the registered owner(s). Where
                                    the owner or owners have not arranged with the Fund for
                                    redemption proceeds to be remitted to a predesignated
                                    bank account, the Fund requires that the signature(s) be
                                    guaranteed. Fiduciaries, corporations and other entities
                                    may also be required to furnish supporting documents.

REDEEMING BY EXCHANGE               Shares may be redeemed by making an exchange into any
                                    portfolio of The Analytic Series Fund. For more
                                    information, see "How to Exchange Shares" discussed
                                    below.

SIGNATURE GUARANTEES                To protect the shareholder's account and the Fund from
                                    fraud, signature guarantees are required for certain
                                    redemptions. The purpose of signature guarantees is to
                                    verify the identity of the party who has authorized the
                                    redemption. A guarantor must be a commercial bank or
                                    trust company which is a member of the Federal Deposit
                                    Insurance Corporation, a member firm of a national
                                    securities exchange or another eligible guarantor
                                    institution. Notaries public are not acceptable
                                    guarantors. Signature guarantees are required for:

                                    1.  any redemption request for an account where the
                                    owner(s) have not arranged with the Fund for redemption
                                        proceeds to be remitted to a predesignated bank
                                        account;

                                    2.  transfers or exchanges between accounts which are
                                    not identically registered;
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                                    3.  the addition of or change in the wiring instructions
                                    for the financial institution designated to receive
                                        redemption proceeds directly into a shareholder's
                                        account; and

                                    4. procedures involving disputed or deceased shareholder accounts.

GENERAL                             Shares are redeemed without charge at the net asset
                                    value next computed after instructions and required
                                    documents are received in proper form. Any instructions
                                    received after 4:00 P.M. Eastern Time will be processed
                                    at the next day's closing net asset value. Payment will
                                    be made as promptly as possible but in no event later
                                    than 3 business days from the day the redemption request
                                    is received. Any letter of instruction must be signed
                                    exactly as the account is registered, including any
                                    special capacity of the registered owner. Under the
                                    Interest and Dividend Tax Compliance Act of 1983, the
                                    Fund may be required to withhold at a rate of 31% from
                                    dividends and capital gain distributions to shareholders
                                    and upon payment of redemptions to shareholders, if they
                                    have not complied with the provisions of the Act
                                    relating to the furnishing of taxpayer identification
                                    numbers and reporting of dividends.

                                    A request for a distribution from an IRA, SEP-IRA or
                                    other tax deferred retirement account for which the Fund
                                    acts as sponsor may be delayed until the Fund has
                                    ascertained the withholding requirements applicable to
                                    the distribution. Investors may send withholding
                                    instructions to the Fund on Internal Revenue Service
                                    ("IRS") Form W-4P along with the distribution request.
                                    The form is available from the IRS or by calling the
                                    Fund. If an investor does not want tax withholding from
                                    distributions, the investor may state in the
                                    distribution request (instead of using Form W-4P) that
                                    no withholding is desired and that the investor
                                    understands that there may be a liability for income tax
                                    on the distribution, including penalties for failure to
                                    pay estimated taxes.

                                    In the event that the Fund is requested to redeem shares
                                    for which it has not received good payment (e.g., cash
                                    or cashier's check on a U.S. bank), it may delay the
                                    mailing of a redemption check until such time as it has
                                    determined that good payment has been collected for the
                                    purchase of such shares. In addition, the Fund reserves
                                    the right to defer honoring redemption requests where
                                    the shares to be redeemed have been purchased by check
                                    within 15 days prior to the date the redemption request
                                    is received unless the Fund has been advised that the
                                    check used
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                                    for investment has been cleared for payment by the
                                    shareholder's bank. With the exception of retirement
                                    plan accounts, the Fund may close out any investor's
                                    account whenever, due to redemptions, the value of the
                                    account falls below the minimum account balance of
                                    $1,000 and the investor fails to purchase sufficient
                                    shares to bring the value of the account up to $1,000 or
                                    more within 90 days after written notice to do so is
                                    sent by the Fund. Thus, for example, an investor who
                                    opens an account with an initial investment of $5,000,
                                    does not add to it, and then redeems a portion of it,
                                    may be asked to increase his balance to $1,000 or have
                                    it involuntarily redeemed.

HOW TO EXCHANGE SHARES              Should your investment goals change, you may exchange
                                    your shares for shares of any portfolio in The Analytic
                                    Series Fund. Exchanges are processed at the net asset
                                    value per share next computed after receipt of
                                    instructions in proper form.

EXCHANGING SHARES BY TELEPHONE      Provided that Telephone Exchange Privileges have been
                                    established (by completing the "Telephone Exchange
                                    Privileges" portion of the Account Registration or by
                                    subsequent written instructions with signature(s)
                                    guaranteed), a shareholder may exchange all or part of
                                    his shares by calling the Fund's sub-transfer agent at
                                    (800) 374-2633. The Fund's sub-transfer agent will
                                    employ procedures designed to provide reasonable
                                    assurance that instructions communicated by telephone
                                    are genuine and, if it does not do so, it may be liable
                                    for any losses due to unauthorized or fraudulent
                                    instructions. The procedures employed by the
                                    sub-transfer agent include requiring the following
                                    information at the time of the telephone call:

                                    1.  Account number;

                                    2.  Registration of account; and

                                    3.  Social Security Number or Tax I.D.

                                    NOTE: Neither the Fund nor the sub-transfer agent is
                                    responsible for unauthorized telephone exchanges by a
                                    person reasonably believed to be a shareholder unless
                                    the sub-transfer agent has received written notice
                                    canceling the telephone exchange authorization. The Fund
                                    may change or discontinue the telephone exchange
                                    privilege without notice. For your protection, the Fund
                                    and its agents reserve the right to record all calls.

                                    The Fund reserves the right to refuse a telephone
                                    exchange if it believes it is advisable to do so.
                                    Telephone exchanges may be
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                                    difficult to implement during periods of drastic
                                    economic or market changes, which may result in an
                                    unusually high volume of telephone calls. If a
                                    shareholder is unable to reach the Fund's sub-transfer
                                    agent by telephone, shares may be exchanged in writing
                                    as described below.

                                    A shareholder may exchange all or part of his shares by
                                    written request to the Fund's sub-transfer agent at the
                                    address set forth above under "Purchase by Mail." The
                                    written request must be endorsed by the owner(s) exactly
                                    as the account is registered, including any special
                                    capacity of the registered owner(s). The Fund requires
                                    that the signature(s) be guaranteed.

IMPORTANT EXCHANGE INFORMATION      Before you make an exchange you should consider the
                                    following:

                                    1.  Please read the prospectus of The Analytic Series
                                    Fund before making an exchange.

                                    2.  An exchange is treated as a redemption and a
                                    purchase and any gain or loss on the transaction is
                                        taxable.

                                    3.  Recently purchased shares may not be exchanged until
                                        payment for the purchase has been collected. The
                                        Fund reserves the right to defer honoring exchange
                                        requests where shares to be exchanged have been
                                        purchased by check within 15 days prior to the date
                                        of the exchange request, unless the Fund has been
                                        advised that such check has been cleared for payment
                                        by the shareholder's bank.

                                    4.  Exchanges are accepted only if the registrations of
                                    the accounts are identical.

                                    5.  The redemption and purchase price of shares redeemed
                                    by exchange is the net asset value per share of the
                                        respective funds next computed after the Fund
                                        receives instructions in proper form.

                                    6.  No exchange can be made unless the shares to be
                                        purchased have been registered in the state of the
                                        purchaser.

EXCHANGE PRIVILEGE LIMITATIONS      The Fund's exchange privilege is not intended to afford
                                    shareholders a way to speculate on short-term market
                                    movements. Accordingly, in order to prevent excessive
                                    use of the Exchange Privilege that may potentially
                                    disrupt the management of the Fund and increase
                                    transaction costs, the Fund may establish a policy of
                                    limiting excessive exchange activity.
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SHAREHOLDER ACCOUNTS                When an investor makes his initial purchase of shares an
                                    account will be opened for him on the books of the Fund,
                                    and he will receive a confirmation of the opening of his
                                    account. Thereafter, whenever a transaction takes place
                                    in the account, such as a purchase, redemption,
                                    transfer, change of address, reinvestment of income or
                                    capital gain distributions, or withdrawal of share
                                    certificates, a confirmation will be sent to the
                                    shareholder giving complete details of that transaction.
                                    In addition, shareholders will receive quarterly
                                    statements giving complete details of all transactions
                                    during the quarter.

                                    A shareholder may make additional investments in his
                                    account by sending a check, money order or wire funds
                                    made payable to the Fund. Income distributions
                                    (including dividends and distributions of net short-term
                                    capital gains) and net long-term capital gains
                                    distributions, if any, will be reinvested in full and
                                    fractional shares rounded to the third decimal place, at
                                    the net asset value per share determined on the payment
                                    date. Shareholders wishing to receive fixed payments on
                                    a monthly or quarterly basis in amounts of $100 or more
                                    may do so by writing to the Fund (at the address set
                                    forth above under "Purchase by Mail") or noting the
                                    appropriate box on the application form. (See
                                    "Withdrawal Plan".)

TAX SHELTERED RETIREMENT PLANS      Shares of the Fund may be purchased in connection with
                                    certain prototype tax sheltered retirement plans, (IRA,
                                    SEP-IRA and profit sharing and money-purchase plans) for
                                    corporations, partnerships and self-employed individuals
                                    to benefit themselves and their employees. Investors
                                    with existing plans who wish to invest their plan assets
                                    in the Fund without adopting a prototype may do so by
                                    completing the Application to Purchase Shares which
                                    accompanies this Prospectus.

                                    The Adviser, at no cost to the Fund or any of the Fund's
                                    shareholders, pays all fees for prototype retirement
                                    plans offered by the Fund (including IRA accounts) for
                                    the life of the plan's account with the Fund. These fees
                                    can be substantial and include all trustee and
                                    custodian, set-up, activity, and annual maintenance
                                    fees. Complete information and simplified forms to
                                    establish new accounts, or to transfer assets from
                                    existing accounts, are available on request.

WITHDRAWAL PLAN                     Any shareholder may establish a withdrawal plan under
                                    which he receives a monthly or quarterly check in a
                                    predetermined amount of not less than $100. All income
                                    dividends and any realized gain distributions
                                    attributable to the account will be

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
                                    reinvested at net asset value on the payment dates, as
                                    with other shareholder accounts, and shares of the Fund
                                    as specified on the Application will be redeemed from
                                    the account in order to make the required withdrawal
                                    payments. The shareholder may vary the amount or
                                    frequency of withdrawal payments, temporarily
                                    discontinue them or terminate them by notifying the Fund
                                    in writing at the address set forth above under
                                    "Purchase by Mail." There is no charge for this service;
                                    however, the Fund reserves the right to amend or
                                    discontinue such plans on thirty days' notice.

                                    Withdrawal payments should not be considered dividends,
                                    yield, or income on an investment, since portions of
                                    each payment may consist of a return of capital.
                                    Depending upon the size and frequency of payments and
                                    fluctuations in value of the Fund's shares redeemed,
                                    redemptions for the purpose of making withdrawal plan
                                    disbursements may reduce or even exhaust a shareholder
                                    account.

DIVIDENDS, DISTRIBUTIONS AND TAXES

TAX STATUS OF THE FUND              The Fund intends to qualify as a "regulated investment
                                    company" under the Internal Revenue Code. As a regulated
                                    investment company, it will not be liable for federal
                                    income taxes on amounts paid by it as dividends and
                                    distributions. The Fund did so qualify during its last
                                    fiscal year, and intends to qualify in current and
                                    future years. However, the Code contains a number of
                                    complex tests relating to qualification which the Fund
                                    might not meet in any particular year. If it did not so
                                    qualify, it would be treated for tax purposes as an
                                    ordinary corporation and receive no tax deduction for
                                    payments made to shareholders.

DISTRIBUTIONS                       The Fund intends to distribute its investment company
                                    taxable income, exclusive of capital gains, on a
                                    quarterly basis. Any net short-term capital gains will
                                    be distributed at least annually and may be distributed
                                    more frequently at the discretion of the Fund's Board of
                                    Directors. Distributions of net capital gains (net
                                    long-term capital gains less net short-term capital
                                    losses) if any, will be made annually. Income
                                    distributions (including dividends and distributions of
                                    net short-term capital gains) and net long-term capital
                                    gains distributions, if any, will be reinvested in full
                                    and fractional shares rounded to the third decimal
                                    place, at the net asset value per share determined on
                                    the payment date.

TAXATION OF SHAREHOLDERS            The following is only a brief discussion of Federal
                                    income taxation in effect on the date of this
                                    prospectus, and does not discuss the status of dividends
                                    and distributions from the Fund under state and local
                                    tax laws. All applicable tax laws and regulations are
                                    subject to change by legislative and administrative
                                    action. Each shareholder of the Fund is advised to
                                    consult his own tax adviser with respect to applicable
                                    Federal, state and local tax laws.

                                    The maximum marginal tax rate for individuals is
                                    currently 28% on net capital gains distributions and
                                    39.60% on ordinary income distributions. The reduction
                                    of certain deductions and phase-out of exemptions may
                                    increase the individuals marginal tax rate to more than
                                    39.60%. For corporations, net capital gains
                                    distributions are subject to maximum marginal tax rate
                                    of 35% and ordinary income distributions are subject to
                                    the maximum marginal rate is 39%.

                                    Distributions paid from the Fund's dividend and interest
                                    income and from any net realized short-term capital
                                    gains are taxable to shareholders as ordinary income
                                    under Federal income tax law, whether received in cash
                                    or in additional shares. Net capital gains distributions
                                    are taxable to shareholders as long-term capital gains,
                                    whether received in cash or additional shares,
                                    regardless of how long such shareholders have held their
                                    shares. However, any loss (to the extent of the
                                    distribution of net capital gain received by a
                                    shareholder) will be treated as long-term capital loss
                                    upon the redemption of shares of the Fund held for
                                    twelve months or less.

                                    The sale of shares of the Fund is a taxable event and
                                    may result in a capital gain or loss. A capital gain or
                                    loss may be realized from any ordinary redemption of
                                    shares or exchange of shares.

                                    All or a part of the Fund's dividends will be eligible
                                    for the 70% deduction for dividends received by
                                    corporations. Special provisions are contained in the
                                    Internal Revenue Code as to the eligibility, for the
                                    deduction, of payments made by mutual funds to corporate
                                    shareholders. Net capital gains distributions are not
                                    eligible for the deduction. The Fund will report to its
                                    shareholders income dividends and capital gains
                                    distributed during the calendar year and will designate
                                    that portion which qualifies for the 70% corporate
                                    dividends received deduction. This determination will be
                                    based on the ratio between aggregate dividends received
                                    by the Fund on domestic corporate stock held for at
                                    least 46 days (91 days for certain preferred stock) and
                                    the Fund's gross income. Gross income will include
                                    dividends,

                                    interest and the excess of net short-term capital gains
                                    (which includes premium from expired options and gains
                                    from closing purchase transactions) over net long-term
                                    capital losses. Each year the Fund will mail you
                                    information on the tax status of dividends and
                                    distributions.

                                    Pursuant to the Interest and Dividend Tax Compliance Act
                                    of 1983, shareholders may be subject to backup
                                    withholding of federal income tax at a 31% rate on
                                    dividends and other payments made to shareholders if
                                    they have not provided the Fund with their correct
                                    social security number or other taxpayer identification
                                    number, or have not made the certifications required by
                                    the Internal Revenue Service.

                                    The foregoing is only a brief discussion of Federal
                                    income taxation in effect on the date of this
                                    Prospectus, and does not discuss the status of dividends
                                    and distributions from the Fund under state and local
                                    tax laws. All applicable tax laws and regulations are
                                    subject to change by legislative and administrative
                                    action. Each shareholder of the Fund is advised to
                                    consult his own tax adviser with respect to applicable
                                    Federal, state and local tax laws. Any net capital gain
                                    distribution paid by the Fund has the effect of reducing
                                    the net asset value per share on the reinvestment date
                                    by the amount of the distribution. Therefore, a capital
                                    gain distribution paid shortly after a purchase of
                                    shares by an investor would represent, in substance, a
                                    partial return of capital to the shareholder (to the
                                    extent it is paid on the shares so purchased), even
                                    though it would be subject to income taxes as discussed
                                    above. Accordingly, prior to purchasing shares of the
                                    Fund, an investor should carefully consider the impact
                                    of dividends or capital gains distributions which are
                                    expected to be or have been announced.

TAX CONSIDERATIONS IN PORTFOLIO     As a covered call and secured put option writer, the
TRANSACTIONS                        Fund has great flexibility in determining the taxable
                                    nature of its investment results, and it is this
                                    flexibility which the Fund will utilize to attempt to
                                    achieve an equal emphasis on current income and
                                    long-term capital gains earned on the Fund's investment
                                    portfolio. There can be no assurance, however, that such
                                    equal emphasis can be achieved over any particular
                                    period of time. Moreover, optioning securities in the
                                    Fund's investment portfolio may have the effect of
                                    reducing capital appreciation earned on such securities
                                    below that which could have been earned had no options
                                    been written on such securities.

                                    Further, since shareholders of the Fund who are taxable
                                    may receive distributions which are taxed to them as
                                    ordinary income

                                    in years when the total return of the Fund is less than
                                    its dividend and interest return, during such years the
                                    Fund will attempt, consistent with its investment
                                    objective, to minimize its shareholders' ordinary
                                    taxable income by offsetting, to the extent possible,
                                    any net short-term capital gains that may have been
                                    realized from expired options and profitable closing
                                    purchase transactions by selling underlying stocks with
                                    unrealized capital losses. Otherwise, in such years the
                                    Fund's shareholders might have both a negative total
                                    return and current taxable income, thus being subject to
                                    the payment of income taxes in a year in which their
                                    real wealth may have declined. Of course, there can be
                                    no assurance that the Fund will have sufficient
                                    unrealized losses on its underlying common stocks to be
                                    able to offset these net short-term capital gains.

CAPITAL STOCK                       The Fund has an authorized capital of 100,000,000 shares
                                    of common stock with no par value. All shares are of the
                                    same class with equal rights and privileges. Except with
                                    respect to the election of directors where cumulative
                                    voting may apply, each share is entitled to one vote and
                                    to participate equally in dividends and distributions
                                    declared by the Fund. Cumulative voting means that each
                                    shareholder is entitled to as many votes as shall equal
                                    the number of his shares of common stock multiplied by
                                    the number of directors to be elected, and such
                                    shareholder may cast all such votes for a single
                                    director or divide them among two or more directors as
                                    he sees fit. The shares are fully paid and nonassessable
                                    and have no pre-emptive, conversion or exchange rights.
                                    The shares are transferable without restriction. The
                                    Fund does not normally hold annual meetings of
                                    shareholders except when required by the 1940 Act.

GENERAL INFORMATION                 The Fund's custodian is The Chase Manhattan Bank.

                                    Shareholder inquiries should be made by telephone at
                                    (800) 374-2633 or in writing to the following address:

                                    Analytic Funds                  Street Address
                                    P.O. Box 2798                   (overnight mail)
                                    Boston, MA 02208                73 Tremont Street
                                    (800)374-2633                   Boston, MA 02108


                                    Each shareholder will receive annual and semi-annual
                                    financial statements, including a list of portfolio
                                    securities and outstanding call and put options. The
                                    annual financial statements of the Fund will be audited
                                    by certified public accountants.

GLOSSARY OF INVESTMENT TERMS AND    QUARTERLY TOTAL RETURNS:
STOCK AND DEBT OPTION TERMS         The percentage change over a quarter in the value of a
INVESTMENT TERMS                    shareholder's investment, assuming immediate
                                    reinvestment of all distributions in additional Fund
                                    shares and no adjustment for the shareholder's income
                                    tax consequences. This change derives from: dividends,
                                    interest, realized capital gains or losses, changes in
                                    unrealized capital appreciation or depreciation,
                                    premiums received from expired options and gains or
                                    losses on closing purchase transactions, all less
                                    expenses. For example, assume a shareholder's investment
                                    in the Fund has a value of $100 at the start of a
                                    three-month period. If the value of his investment,
                                    after immediate reinvestment of all income and capital
                                    gains distributions, is $101 at the end of such period,
                                    the total return for the period would be +1%. If the
                                    value at the end of such period is $99 (again after
                                    reinvestment of all income and capital gains
                                    distributions), the total return for the period would be
                                    -1%.

                                    LONG TERM TOTAL RETURNS:

                                    The percentage change in the value of a shareholder's
                                    initial investment after a full market cycle (usually 3
                                    or more years), expressed as a constant annual compound
                                    rate of total return, assuming the reinvestment of all
                                    subsequent income and capital gain distributions in
                                    additional Fund shares. For example, suppose a
                                    shareholder's initial investment is $100 (one share
                                    whose net asset value is $100) and that all subsequent
                                    income and capital gain distributions are reinvested in
                                    additional Fund shares on the distribution date. If
                                    after three years the initial one share has become 1.2
                                    shares and the net asset value per share is $104.98,
                                    then the initial $100 investment is worth $125.98 (1.2 X
                                    $104.98) and has grown at 8% per annum compounded.
                                    Compounded means that at the end of each compounding
                                    interval, in this example one year, the total return is
                                    computed and reinvested in additional fund shares at the
                                    end of each compounding interval. Thus, at the end of
                                    the first year the initial $100 investment is worth
                                    $108, and at the end of the second year it is worth
                                    $116.64, and at the end of the third year it is worth
                                    $125.98. Similarly, if after three years the net asset
                                    value per share is $64.89 then the initial $100
                                    investment is worth $77.87 (1.2 X $64.89) and has had a
                                    negative return of 8% per annum compounded. Also if
                                    after three years the net asset value per share is
                                    $83.33 then the initial $100 investment is worth $100
                                    (1.2 X $83.33) and has had a net return of zero per cent
                                    per annum. As these examples show, the basic components

                                    on total return, income and the change in value of the
                                    portfolio securities will vary and there can be no
                                    assurance that the Fund's total return will be positive
                                    or that it will accrue at a constant rate.

                                    FLUCTUATIONS IN TOTAL RETURN:

                                    Fluctuations in the Fund's total return will be measured
                                    by the standard deviation of the Fund's quarterly total
                                    returns. The standard deviation of returns measures the
                                    extent to which the individual returns deviate from
                                    their arithmetic average. The standard deviation is used
                                    extensively as a measure of dispersion (risk) and
                                    provides a good historical measure of the variability of
                                    returns from an investment portfolio. For example, the
                                    following table shows the 108 quarterly total returns
                                    (assuming reinvestment of all dividends at the end of
                                    each calendar quarter with no transaction costs) for a
                                    Standard & Poor's 500 Stock Index over the twenty-seven
                                    year period ended December 31, 1996. The arithmetic
                                    average of these quarterly returns is 3.22% and their
                                    standard deviation is 8.11%. In 32 of these 108 quarters
                                    the total return was negative.

PERCENT QUARTERLY TOTAL RETURN, S&P                               %                                   %
500 STOCK INDEX, 1970-1996              YEAR         QTR        RETURN      YEAR         QTR        RETURN      YEAR         QTR
                                      ---------  -----------  ----------  ---------  -----------  ----------  ---------  -----------
                                           1970       1            (1.77)      1971       1             9.69       1972       1
                                                      2           (18.03)                 2             0.16                  2
                                                      3            16.92                  3            (0.58)                 3
                                                      4            10.41                  4             4.64                  4
                                           1973       1            (4.89)      1974       1            (2.82)      1975       1
                                                      2            (5.77)                 2            (7.56)                 2
                                                      3             4.81                  3           (25.16)                 3
                                                      4            (9.18)                 4             9.37                  4
                                           1976       1            14.98       1977       1            (7.45)      1978       1
                                                      2             2.47                  2             3.31                  2
                                                      3             1.91                  3            (2.83)                 3
                                                      4             3.22                  4            (0.11)                 4
                                           1979       1             7.10       1980       1            (4.12)      1981       1
                                                      2             2.73                  2            13.49                  2
                                                      3             7.65                  3            11.22                  3
                                                      4             0.14                  4             9.49                  4
                                           1982       1            (7.31)      1983       1            10.12       1984       1
                                                      2            (0.56)                 2            11.10                  2
                                                      3            11.52                  3            (0.13)                 3
                                                      4            18.25                  4             0.40                  4
                                           1985       1             9.19       1986       1            14.11       1987       1
                                                      2             7.34                  2             5.89                  2
                                                      3            (4.10)                 3            (6.97)                 3
                                                      4            17.21                  4             5.58                  4

PERCENT QUARTERLY TOTAL RETURN, S&P       %
500 STOCK INDEX, 1970-1996              RETURN
                                      ----------
                                            5.75
                                             .67
                                            3.92
                                            7.56
                                           22.95
                                           15.36
                                          (10.95)
                                            8.65
                                           (4.94)
                                            8.51
                                            8.67
                                           (4.93)
                                            1.38
                                           (2.30)
                                          (10.23)
                                            6.93
                                           (2.40)
                                           (2.57)
                                            9.70
                                            1.89
                                           21.36
                                            5.02
                                            6.60
                                          (22.53)

                                                                  %                                   %
                                        YEAR         QTR        RETURN      YEAR         QTR        RETURN      YEAR         QTR
                                      ---------  -----------  ----------  ---------  -----------  ----------  ---------  -----------
                                           1988       1             5.70       1989       1             8.83       1990       1
                                                      2             6.67                  2             7.09                  2
                                                      3             0.33                  3            10.71                  3
                                                      4             3.08                  4             2.07                  4
                                           1991       1            14.53       1992       1            (2.53)      1993       1
                                                      2            (0.22)                 2             1.90                  2
                                                      3             5.35                  3             3.16                  3
                                                      4             8.38                  4             5.04                  4
                                           1994       1            (3.79)      1995       1             9.74       1996       1
                                                      2             0.42                  2             9.55                  2
                                                      3             4.89                  3             3.59                  3
                                                      4            (0.02)                 4            10.49                  4

                                          %
                                        RETURN
                                      ----------
                                           (3.00)
                                            6.28
                                          (13.75)
                                            8.96
                                            4.37
                                             .49
                                            2.58
                                            2.32
                                            5.37
                                            4.49
                                            3.09
                                            8.35

                                    The arithmetic average of these quarterly returns is
                                    3.22% and their standard deviation is 8.11%. In 32 of
                                    the 108 quarters, the total return was negative. Source:
                                    Standard & Poor's.

STOCK AND DEBT OPTION TERMS         OPTION:

                                    An option is either a call or put option issued by the
                                    Options Clearing Corporation (the "Clearing
                                    Corporation") on a stock or debt security and traded on
                                    one or more Exchanges, as defined below, or subject to
                                    regulatory approval is traded over-the-counter.
                                    Currently options are traded on common stocks, stock
                                    indexes, stock index futures; on U.S. Treasury bonds,
                                    notes, and bills; and on GNMA securities. Such options
                                    give a holder the right to sell (in the case of a put
                                    option) or to buy (in the case of a call option) the
                                    number of shares or other units of the underlying
                                    security covered by the option at a fixed or
                                    determinable exercise price. The rights represented by
                                    an option may be exercised by the proper filing of an
                                    exercise notice prior to the fixed expiration time of
                                    the option.

                                    CLASS OF OPTIONS:

                                    Options covering the same underlying security.

                                    CLEARING CORPORATION:

                                    The Option Clearing Corporation.

                                    CLOSING PURCHASE TRANSACTION:

                                    A transaction in which an investor who is obligated as a
                                    writer (seller) of an option terminates his obligation
                                    as a writer by purchasing on an exchange, in a closing
                                    purchase transaction, an option of the same series as
                                    the option previously written. Such a transaction has
                                    the effect of canceling the option writer's position as
                                    a writer and does not result in the ownership of a new
                                    option.

40
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
                                    CLOSING SALE TRANSACTION:

                                    A transaction in which an investor who is the holder of
                                    an outstanding option liquidates his position as a
                                    holder by selling an option of the same series as the
                                    option previously purchased. Such sale does not result
                                    in the investor assuming the obligations of a writer.

                                    COVERED CALL OPTION WRITER:

                                    A writer of a call option who, so long as he remains
                                    obligated as a writer, owns the underlying security or a
                                    security which is immediately convertible into the
                                    underlying security or who holds on a
                                    security-for-security basis on all on the same security
                                    as the call written where the exercise price of the call
                                    held is equal to or less than the exercise price of the
                                    call written or, if greater than the exercise price of
                                    the call written, the difference is maintained by the
                                    writer in U.S. Government securities in a segregated
                                    account with the writer's broker or custodian.

                                    COVERED PUT OPTION WRITER:

                                    A writer of a put option who, so long as he remains
                                    obligated as a writer, has deposited U.S. Government
                                    securities with a value equal to or greater than the
                                    exercise price with a securities depository and has
                                    pledged them to the Options Clearing Corporation for the
                                    account of the broker-dealer carrying the writer's
                                    position or who holds on a security-for-security basis a
                                    put on the same security as the put written where the
                                    exercise price of the put held is equal to or greater
                                    than the exercise price of the put written or if less
                                    than the exercise price of the put written, the
                                    difference is maintained by the writer in U.S.
                                    Government securities in a segregated account with the
                                    writer's broker or custodian.

                                    EXCHANGE:

                                    A national securities exchange on which options are
                                    traded: currently the Chicago Board Options Exchange
                                    ("CBOE"), American Stock Exchange ("AMEX"), Pacific
                                    Stock Exchange ("PSE"), Philadelphia Stock Exchange
                                    ("PHLX") and New York Stock Exchange ("NYSE").

                                    EXERCISE PRICE:

                                    The price per unit at which the holder of a call option
                                    may purchase (and the holder of a put option may sell)
                                    the underlying security upon exercise of the option,
                                    sometimes referred to as the striking price.

                                    EXPIRATION DATE:

                                    The latest date when an option may be exercised.

                                    NASDAQ OPTIONS:

                                    Standardized options on unlisted securities which are
                                    displayed on the National Association of Securities
                                    Dealers Automated Quotations System.

                                    OPTION PERIOD:

                                    The time during which an option may be exercised,
                                    generally from the date the option is written through
                                    its expiration date.

                                    PREMIUM:

                                    The price of an option agreed upon between the buyer and
                                    writer (seller) for their agents in a transaction on an
                                    Exchange.

                                    PUT OPTION:

                                    Any option issued by the Clearing Corporation and traded
                                    on one or more of the Exchanges referred to above which
                                    gives the holder the right to sell to the Clearing
                                    Corporation the underlying security at the stated
                                    exercise price by filing an exercise notice prior to the
                                    expiration date.

                                    SECURED PUT OPTION WRITER:

                                    A writer of a put option who has an underlying money
                                    market investment in an amount not less than the
                                    exercise price of the option, so long as he remains
                                    obligated as writer of the put option.

                                    SERIES OF OPTIONS:

                                    Options covering the same underlying security and having
                                    the same exercise prices and expiration dates.

                                    STANDARD & POOR'S 500 STOCK INDEX:

                                    An unmanaged index composed of 400 industrial stocks, 40
                                    financial stocks, 40 utilities stocks, and 20
                                    transportation stocks. Comparisons of performance assume
                                    reinvestment of dividends.

                                    UNDERLYING SECURITIES:

                                    The securities subject to purchase upon the exercise of
                                    a call option or subject to sale upon the exercise of a
                                    put option.

APPENDIX                            U.S. Government securities include (1) U.S. Treasury
DESCRIPTION OF U.S. GOVERNMENT      obligations, which differ only in their interest rates,
SECURITIES.                         maturities and times of issuance: U.S. Treasury bills
                                    (maturity of one year or less), U.S. Treasury notes
                                    (maturities of one to ten years) and U.S. Treasury bonds
                                    (generally maturities of greater than ten years); and
                                    (2) obligations issued or guaranteed by U.S. Government
                                    agencies and instrumentalities which are supported by
                                    any of the following: (a) the full faith and credit of
                                    the U.S. Treasury (such as Government National Mortgage
                                    Association (GNMA) Certificates), (b) the right of the
                                    issuer to borrow an amount limited to a specific line of
                                    credit from the U.S. Treasury, (c) discretionary
                                    authority of the U.S. Government to purchase certain
                                    obligations of the U.S. Government agency or
                                    instrumentality, or (d) the credit of the
                                    instrumentality. Agencies and instrumentalities include:
                                    Federal Land Banks, Farmers Home Administration, Central
                                    Bank for Cooperatives, Federal Intermediate Credit
                                    Banks, Federal Home Loan Banks, and Federal National
                                    Mortgage Association.

                                    GNMA Certificates are mortgage-backed securities
                                    representing part ownership of a pool of mortgage loans.
                                    These loans--issued by lenders such as mortgage bankers,
                                    commercial banks and savings and loan associations--are
                                    either insured by the Federal Housing Administration or
                                    guaranteed by the Veterans Administration. A "pool" or
                                    group of such mortgages is assembled and, after being
                                    approved by GNMA, is offered to investors through
                                    securities dealers. Once approved by GNMA, the timely
                                    payment of interest and principal on each mortgage is
                                    guaranteed by the full faith and credit of the U.S.
                                    Government.

                                    GNMA Certificates differ from bonds in that principal is
                                    paid back monthly by the borrower over the term of the
                                    loan rather than returned in a lump sum at maturity.
                                    GNMA Certificates are called "pass-through" securities
                                    because both interest and principal payments (including
                                    prepayments) are passed through to the holder of the
                                    Certificate.

DESCRIPTION OF VARIOUS OPTIONS,     OPTIONS ON STOCK INDEXES:
FUTURES CONTRACTS, AND RELATED      Options on stock indexes are similar to options on stock
OPTIONS.                            except that the delivery requirements are different.
                                    Instead of giving the right to take or make delivery of
                                    stock at a specified price, an option on a stock index
                                    gives the holder the right to receive a cash "exercise
                                    settlement amount" equal to (i) the amount by which the
                                    fixed exercise price of the options exceeds (in the case
                                    of a put) or is less than (in the case of a call) the
                                    closing value of the underlying index on the date of
                                    exercise, multiplied by (ii) a

                                    fixed "index multiplier". Receipt of this cash amount
                                    will depend upon the closing level of the stock index
                                    upon which the option is based being greater than, in
                                    the case of a call, or less than, in the case of a put,
                                    the exercise price of the option. The amount of cash
                                    received will be equal to such difference between the
                                    closing price of the index and the exercise price of the
                                    option expressed in dollars times a specified multiple.
                                    The writer of the option is obligated, in return for the
                                    premium received, to make delivery of this amount. Gain
                                    or loss to the Fund on transactions in stock index
                                    options will depend on price movements in the stock
                                    market generally (or in a particular industry or segment
                                    of the market) rather than price movements of individual
                                    securities.

                                    As with stock options, the Fund may offset its position
                                    in stock index options prior to expiration by entering
                                    into a closing transaction on an exchange or it may let
                                    the option expire unexercised.

                                    A stock index fluctuates with changes in the market
                                    value of the stocks included in the index. Some stock
                                    index options are based on a broad market index such as
                                    the S & P 500, the S & P 100, or the N.Y.S.E. Composite
                                    Index. Indexes are also based on an industry or market
                                    segment such as the AMEX Oil and Gas Index or the
                                    Computer and Business Equipment Index. Options on stock
                                    indexes are currently traded on the following exchanges
                                    among others: The Chicago Board Options Exchange, New
                                    York Stock Exchange and American Stock Exchange.

                                    STOCK INDEX FUTURES:

                                    A stock index futures contract is a bilateral agreement
                                    pursuant to which the Fund will agree to receive or
                                    deliver at settlement an amount of cash equal to a
                                    dollar amount multiplied by the difference between the
                                    value of a stock index at the close of the last trading
                                    day of the contract and the price at which the futures
                                    contract is originally struck. Stock index futures have
                                    similar characteristics to other futures contracts such
                                    as the financial futures discussed below, except that
                                    settlement is through delivery of cash rather than the
                                    underlying instruments. The Fund will be required to
                                    deposit with its Custodian or broker an amount of cash,
                                    cash equivalents, money market instruments or U.S.
                                    Treasury bills equal to approximately 5% of the contract
                                    amount as initial margin. Daily variation margin
                                    payments to and from the Fund must be made during the
                                    life of the futures contract in order to reflect
                                    increases or decreases in the contract's value. At any
                                    time prior to expiration of the stock

                                    index futures contract, the Fund may elect to close the
                                    position by taking an opposite position. A final
                                    determination of variation margin is then made, and
                                    additional cash is required to be paid or released by
                                    the Fund, which will realize a gain or loss. In
                                    addition, the Fund will pay a commission on each
                                    contract, including offsetting transactions. Stock index
                                    futures are currently traded on the following exchanges
                                    among others: Chicago Mercantile Exchange, New York
                                    Financial Exchange and Kansas City Board of Trade.

                                    OPTIONS ON STOCK INDEX FUTURES:

                                    Put and call options are traded on stock index futures
                                    and they have characteristics and terminology similar to
                                    other exchange traded options discussed above. See
                                    "Stock Index Futures" above for a description of the
                                    instruments underlying these options.

                                    FINANCIAL FUTURES CONTRACTS:

                                    A financial futures contract sale creates an obligation
                                    by the Fund, as seller, to deliver the specific type of
                                    financial instrument called for in the contract at a
                                    specified future time for a specified price. A financial
                                    futures contract purchase creates an obligation by the
                                    Fund, as purchaser, to take delivery of the specific
                                    type of financial instrument at a specified future time
                                    at a specified price. The specific securities delivered
                                    or taken, respectively, on the settlement date, are not
                                    determined until at or near that date. The determination
                                    is in accordance with the rules of the exchange on which
                                    the futures contract sale or purchase was made. The Fund
                                    does not intend to take delivery of the instruments
                                    underlying futures contracts it holds.

                                    Although financial futures contracts by their terms call
                                    for actual delivery or acceptance of securities, in most
                                    cases the contracts are closed out before the settlement
                                    date without the making or taking of delivery of
                                    securities. Closing out a futures contract sale is
                                    effected by the Fund entering into a futures contract
                                    purchase for the same aggregate amount of the specific
                                    type of financial instrument and same delivery date. If
                                    the price in the sale exceeds the price in the
                                    offsetting purchase, the Fund is paid the difference and
                                    thus realizes a gain. If the offsetting purchase price
                                    exceeds the sale price, the Fund pays the difference and
                                    realizes a loss. Similarly, the closing out of a futures
                                    contract purchase is effected by the Fund entering into
                                    a futures contract sale. If the offsetting sale price
                                    exceeds the purchase price, the Fund realizes a gain,
                                    and if the purchase price exceeds the offsetting sale
                                    price, the Fund realizes a loss.

                                    The purchase or sale of a futures contract differs from
                                    the purchase or sale of the security, in that no price
                                    or premium is paid or received. Instead, cash, cash
                                    equivalents, money market instruments, or U.S. Treasury
                                    bills equal to approximately 1 1/2% of the contract
                                    amount must be deposited by the Fund with its Custodian
                                    or broker. This amount is known as initial margin.
                                    Subsequent payments to and from the broker, called
                                    variation margin, are made on a daily basis as the price
                                    of the underlying security fluctuates making the long
                                    and short positions in the futures contract more or less
                                    valuable, a process known as "mark-to-market". At any
                                    time prior to expiration of the futures contract, the
                                    Fund may elect to close the position by taking an
                                    opposite position which will operate to terminate the
                                    position in the futures contract. A final determination
                                    of variation margin is then made, additional cash is
                                    required to be paid to or released by the broker, and
                                    the Fund realizes a loss or gain. In addition, the Fund
                                    will pay a commission on each contract, including
                                    offsetting transactions.

                                    Currently, financial futures contracts can be purchased
                                    or sold on U.S. Treasury bills, U.S. Treasury bonds,
                                    U.S. Treasury notes with maturities between 2 and 10
                                    years, on GNMA Certificates, and on three-month domestic
                                    bank certificates of deposit. While Treasury bonds,
                                    Treasury bills and Treasury notes are backed by the full
                                    faith and credit of the U.S. Government and GNMA
                                    Certificates are guaranteed by a U.S. Government agency,
                                    the futures contracts in U.S. Government securities are
                                    not obligations of the U.S. Treasury.

                                    Financial futures contracts are traded in an auction
                                    environment on the floors of several
                                    exchanges--principally, the Chicago Board of Trade, the
                                    Chicago Mercantile Exchange and the New York Futures
                                    Exchange. The Fund will deal only in standardized
                                    contracts on recognized exchanges. Each exchange
                                    guarantees performance under contract provisions through
                                    a clearing corporation, a nonprofit organization managed
                                    by the exchange membership which is also responsible for
                                    handling daily accounting of deposits or withdrawals of
                                    margin.

                                    OPTIONS ON FINANCIAL FUTURES:

                                    Put and call options are traded on financial futures
                                    contracts, and they have characteristics and terminology
                                    similar to other exchange traded options. See "Financial
                                    Futures Contracts" above for a description of the
                                    instruments underlying these options.

OFFICERS AND DIRECTORS
CHAIRMAN OF THE
BOARD OF DIRECTORS...  Michael F. Koehn
DIRECTOR.............  Michael D. Butler
DIRECTOR.............  Robertson Whittemore
PRESIDENT............  Harindra de Silva
EXECUTIVE VICE
PRESIDENT AND
SECRETARY............  Charles L. Dobson
TREASURER............  Gregory M. McMurran
SENIOR VICE
PRESIDENT............  Angelo A. Calvello
SENIOR VICE
PRESIDENT............  Marie Nastasi Arlt


          INVESTMENT ADVISOR
          Analytic-TSA Global Asset Managment, Inc.
          700 South Flower Street, Suite 2400
          Los Angeles, CA 90017

          TRANSFER AGENT, DIVIDEND DISBURSEMENT AGENT,
          AND SHAREHOLDER RELATIONS SERVICING AGENT
          UAM Fund Services, Inc.
          211 Congress Street
          Boston, MA 02110

          CUSTODIAN
          The Chase Manhattan Bank
          1211 Avenue of the Americas
          New York, NY 10036

          COUNSEL
          Paul, Hastings, Janofsky & Walker LLP
          555 South Flower Street
          Los Angeles, CA 90017

          INDEPENDENT ACCOUNTANTS
          Deloitte & Touche LLP
          1000 Wilshire Blvd.
          Los Angeles, CA 90017

          THE DEFENSIVE EQUITY PORTFOLIO
          OF ANALYTIC OPTIONED EQUITY FUND

          The Analytic Funds
          c/o Chase Global Funds Services Company
          P.O. Box 2798
          Boston, MA 02208
          Phone: (800) 374-2633


          NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE ADVISER. THIS PROSPECTUS DOES NOT CONSTITUTE ANY OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                                  ANALYTICFUNDS
                                  THE DEFENSIVE
                                 EQUITY PORTFOLIO
----------------------

                               OF ANALYTIC OPTIONED
                                    EQUITY FUND


                                    PROSPECTUS
                                 OCTOBER 20, 1997


                                                  MEMBER OF
                                               100% NO-LOAD-TM-
                                             MUTUAL FUND COUNCIL
----------------------------------------------------------------

                                        PART B


                            THE DEFENSIVE EQUITY PORTFOLIO
                           OF ANALYTIC OPTIONED EQUITY FUND
                                    (800)374-2633

                                  OCTOBER 20, 1997

                         STATEMENT OF ADDITIONAL INFORMATION


    This Statement of Additional Information is not a Prospectus but should be read in conjunction with the Prospectus for Analytic Optioned Equity Fund, Inc. (the "Fund") dated October 20, 1997. A copy of the Prospectus may be obtained by telephoning the Fund at the telephone number shown above.



                                  TABLE OF CONTENTS

                                                                          Page
                                                                          ----
    Investment Objective and Policies . . . . . . . . . . . . . . . .     2
         Covered Option Writing . . . . . . . . . . . . . . . . . . .     2
         Factors Which May Adversely Affect Transactions in Options .     2
         Position Limitations . . . . . . . . . . . . . . . . . . . .     3
    Investment Restrictions and Other Investment Policies . . . . . .     3
    Hedging Transactions in Options, Futures and Related Options. . .     5
         Stock Index Options. . . . . . . . . . . . . . . . . . . . .     5
         Stock Index Futures. . . . . . . . . . . . . . . . . . . . .     5
         Options on Stock Index Futures . . . . . . . . . . . . . . .     6
         Financial Futures and Related Options. . . . . . . . . . . .     6
    Management of the Fund. . . . . . . . . . . . . . . . . . . . . .     6
    Investment Advisory and Other Services. . . . . . . . . . . . . .     7
    Brokerage . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
    Tax Information and Option Accounting Principles. . . . . . . . .     10
    Calculation of Performance Data and Other Performance Comparisons
    and Statistics. . . . . . . . . . . . . . . . . . . . . . . . . .     12
    Principal Shareholders. . . . . . . . . . . . . . . . . . . . . .     14
    Pricing and Redemption of Fund Shares . . . . . . . . . . . . . .     14
    Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
    Transfer, Dividend Disbursing and Shareholder Servicing Agent . .     15
    Independent Auditors. . . . . . . . . . . . . . . . . . . . . . .     15
    Legal Counsel . . . . . . . . . . . . . . . . . . . . . . . . . .     15
    Financial Statements. . . . . . . . . . . . . . . . . . . . . . .     15

                          INVESTMENT OBJECTIVE AND POLICIES

    The Prospectus discusses the Fund's investment objective and the policies it employs to achieve this objective. The following information supplements the discussion in the Prospectus.

    COVERED OPTION WRITING. In return for the premium received, a covered call option writer during the term of the option is subject to the risk of losing the potential for capital appreciation above the exercise price. Likewise, a secured put option writer retains the risk of loss should the value of the underlying security decline below the exercise price. In both cases the writer has no control over the time when he has to fulfill his obligation as a writer of the option. Once an option writer has received an exercise notice he cannot effect a closing purchase transaction.

    If a call option expires unexercised, the covered option writer realizes a gain in the amount of the premium received although there may have been a decline (unrealized loss) in the market value of the underlying security during the option period which may exceed such gain. If the covered option writer has to sell the underlying security because of the exercise of a call option, the writer will realize a gain or loss from the sale of the underlying security with the proceeds being increased by the amount of the premium. If a put option expires unexercised, the secured put option writer realizes income from the amount of the premium plus the interest income of the money market investment. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this may be offset in whole or in part by the premium received and any interest income earned on the money market investment.

    A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option of the same series as he previously sold. Once a writer has been assigned an exercise notice in respect of an option, he is thereafter not allowed to effect a closing purchase transaction. To secure his obligation to deliver the underlying security in the case of a call option, or to pay for the underlying security in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the Exchanges.

    The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater long term total return and smaller fluctuations in quarterly return than would be realized on the securities alone. The covered call option writer has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as his obligation as a writer continues, but has retained the risk of loss should the price of the security decline. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security remains above the exercise price, but has assumed an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the security may fall below the exercise price, at any time during the option period. The option writer has no control over when he may be required to sell his securities in the case of a call option, or to purchase securities in the case of a put option, since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security. Options written by the Fund will normally have expiration dates not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market prices of the underlying securities at the times the options are written.

    FACTORS WHICH MAY ADVERSELY AFFECT TRANSACTIONS IN OPTIONS. An option position may be closed out only on an Exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Likewise, a secured put writer could not sell the money market instrument and use the proceeds for other investments, such as an investment in common stocks, while he was obligated as a put writer.

    Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market thereon would cease to exist, although outstanding options on that Exchange which have been issued by the Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

    There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not, at times, render certain of the facilities of the Clearing Corporation and the Exchanges inadequate. Such events have in the past resulted, and may again result, in the institution by an Exchange of special procedures, such as trading rotations, restrictions on certain types of orders, or trading halts or suspensions, with respect to one or more options, or may otherwise interfere with the timely execution of customers' orders.

    In the event that NASDAQ options are traded, it is anticipated that many of the factors which may adversely affect transactions in Exchange listed options may also adversely affect NASDAQ options.

    The size of the premiums which the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

    POSITION LIMITATIONS. Each of the Exchanges has established limitations governing the maximum number of calls and puts in each class (whether or not covered) which may be written by a single investor, or group of investors acting in concert, (regardless of whether the options are written on the same or different Exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Fund and clients advised by the Adviser may constitute such a group. An Exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. At the date of this Prospectus, the only such limits which may affect the operations of the Fund are those which limit the writing of call options on the same underlying security by an investor or such group to 4,500 options (450,000 shares), 7,500 options (750,000 shares), 10,500 options (1,050,000 shares) 20,000 options (2,000,000 shares) or 25,000 options
(2,500,000 shares) in each class regardless of expiration date. Whether the applicable limit is 4,500, 7500, 10,500, 20,000 or 25,000 options is determined by the most recent six- month trading volume of the underlying security. Every six months each Exchange reviews the status of underlying securities to determine which limit should apply. These position limits may limit the number of options which the Fund can write on a particular security.

                INVESTMENT RESTRICTIONS AND OTHER INVESTMENT POLICIES

    The following restrictions are fundamental policies for the protection of the Fund's shareholders and cannot be changed without the approval of the holders representing a majority of the Fund's outstanding voting securities, which for purposes of such approval shall be the lesser of (i) 67% or more of the shares present at a meeting of shareholders if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. The Fund may not:

    (1) Purchase securities of any issuer (other than U.S. Government obligations) if, as a result, more than 5% of the value of the Fund's assets would be invested in securities of that issuer, nor may it concentrate its investments in any single industry except that it may invest up to 25% of its net asset value in a single industry.

    (2) Purchase more than 10% of the voting securities or more than 10% of any class of securities of any issuer. (For this purpose, all outstanding debt securities of an issuer are considered as one class, and all preferred stocks of an issuer are considered as one class.)

    (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). (The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options is not considered the purchase of a security on margin.)

    (4) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write covered call options with respect to all of its portfolio securities, write covered put options, and enter into closing purchase transactions with respect to such options, engage in put and call option transactions, and engage in interest rate and stock index futures contracts and related options transactions, as described under "Investment Objective and Policies".

    (5) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities convertible into or exchangeable for securities, without payment of additional consideration (except upon exercise of covered call options on such securities with a strike price no higher than the price at which the securities were sold short or, if higher, if the difference between the strike price and the price at which the securities were sold short is maintained in U.S. Government securities in a segregated account with the Fund's custodian or a broker), which are at least equal in amount to and of the same issue as the securities sold short and such securities are not subject to outstanding call options, and unless not more than 10% of the Fund's net assets (taken at current value) are held as collateral for such sales at any one time.

    (6) Invest in real estate although the Fund may invest in marketable securities which are secured by real estate and securities of companies which invest in or deal in real estate. The Fund will not invest more than 10% of the value of its total assets in securities which are not readily marketable, including real estate interests.

    (7) Invest more than 5% of the value of its total assets in securities of issuers which have a record of less than three years continuous operation, including in such three years the operation of any predecessor company or companies, partnership or individual proprietorship if the company whose securities are to be purchased by the Fund has come into existence as a result of a distribution, merger, consolidation, reorganization or the purchase of all or substantially all of the assets of such predecessor.

    (8) Purchase or retain the securities of any issuer if, to the knowledge of the Fund, any of the officers or directors of the Fund or its investment adviser owns individually more than one-half of one percent of the securities of such issuer and together own more than 5% of the securities of such issuer.

    (9) Make loans, except through the making of time or demand deposits with banks, and subject to paragraphs 6 and 16, the purchase of bonds, debentures, commercial paper and other short term obligations, and except through repurchase agreements (provided however, that the Fund will not invest more than 10% of its total net assets in repurchase agreements of more than seven days duration).

    (10) Borrow money in excess of 10% of the Fund's total assets at current value and then only as a temporary measure for extraordinary or emergency purposes and not for leverage.

    (11) Pledge more than 10% of the Fund's total assets at current value. Neither the deposit or escrow of underlying securities, convertible preferred stocks or convertible debt securities, or U.S. Government securities, in connection with the writing of call options, nor the deposit of U.S. Government securities in escrow in connection with the writing of put options, nor the segregation in a segregated account with the Custodian of securities in connection with short sales "against the box," nor the deposit of cash, cash equivalents, or money market instruments in a segregated account with the Custodian and/or a broker in connection with futures contracts or related options, is deemed to be a pledge.

    (12) Underwrite securities of others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

    (13) Purchase securities of other investment companies, except as permitted under the Investment Company Act of 1940.

    (14) Invest for the purpose of exercising control or management of another company.

    (15) Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs.

    (16) Invest in securities restricted as to disposition under the Federal securities laws.

    (17) Participate on a joint or a joint and several basis in any trading account in securities.

    (18) Buy or sell commodities or commodity contracts except that the Fund may engage in interest rate futures contracts, stock index futures contracts and related options, as described under "Hedging Transactions in Options, Futures and Related Options".

    If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of net assets will not be considered a violation of these restrictions.

    In addition to the policies described above, the Fund has adopted the following investment policies which are not deemed to be fundamental, which may be changed without shareholder approval, and are not otherwise described in the Fund's Prospectus:

    It is contrary to the Fund's present policies to:

    - Sell or buy options which are not listed for trading on a national securities exchange if, as a result, more than 5% of the Fund's net assets would be at risk in connection with all such unlisted options;
    - Sell any covered put stock option if, as a result, the Fund would then have more than 50% of its total assets at current value subject to being invested upon the exercise of put options;
    - Make short sales "against the box", except for the purpose of deferring realization of gain or loss for Federal income tax purposes and/or to receive interest on the proceeds of such sales when made in connection with convertible securities. Such sales will not be made of securities subject to outstanding options;
    - Lend its unencumbered portfolio securities against collateral if the Fund's aggregate lending will exceed 30% of its total net assets;
    - Borrow securities, except as a temporary measure, to enable the Fund to meet, in a timely manner, obligations to deliver such securities upon the exercise of a call option written by it in connection with a convertible security. If, due to market fluctuations or other reasons, the value of the Fund's assets fall below 300% of its borrowings, the Fund will reduce its borrowings to the required level within three days thereafter (not including Sundays and holidays) which reduction may result in the Fund's being required to sell securities at a time when it may otherwise be disadvantageous to do so.

             HEDGING TRANSACTIONS IN OPTIONS, FUTURES AND RELATED OPTIONS

    The Fund does not intend to enter into transactions in stock index options, stock index futures and related options or financial futures and related options except in connection with hedging its portfolio. The Fund will invest in stock index options, futures and options on futures only if, in the judgment of management, there is a sufficient degree of correlation between movements in the value of such instrument and movements in the value of the relevant portion of the Fund's investments for such hedge to be effective. There can be no assurance that such judgment will be accurate or that hedging transactions will be successful. As noted in the Prospectus, the Fund may purchase options to hedge its portfolio securities or securities which it intends to purchase, but as set forth above its option writing strategies are intended to obtain a greater long term total return with smaller fluctuations in quarterly total return than would be realized on the securities alone.

    STOCK INDEX OPTIONS. The Fund may purchase exchange listed call and put options on stock indexes for the purpose of hedging its portfolio. As stated in the Prospectus, the effectiveness of this hedging technique will depend upon the extent to which price movements in the portion of the Fund's portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from purchases of options on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock.

    STOCK INDEX FUTURES. The Fund may sell stock index futures contracts in anticipation of or during a market decline in an endeavor to offset the decrease in market value of portfolio securities that would otherwise result from a market decline. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of the securities that it intends to purchase. No purchase of stock index futures will be made, however, unless the Fund intends to purchase securities in approximately the amount of the market value of the stocks represented by the index futures purchased and it has identified the cash or cash equivalents needed to make such a purchase. An amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's Custodian to collateralize its position in stock index futures.

    OPTIONS ON STOCK INDEX FUTURES. The Fund may sell options on stock index futures only to terminate an existing position. Put options on stock index futures sometimes may be purchased in lieu of the sale of a stock index future for the purpose of hedging a portion of the securities portfolio of the Fund. The purchase of a call option on a stock index futures contract is intended to serve as a temporary substitute for the purchase of individual securities which may subsequently be purchased in an orderly fashion. However, if such options are exercised and futures contracts are purchased to hedge against a possible increase in the price of a security before the Fund is able to purchase such security in an orderly fashion and the security declines instead, the Fund may then decide not to purchase the security because of concerns of possible further declines or for other reasons. Thus, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased. When it purchases a call on stock index futures, the Fund will set aside the amount of additional cash or cash equivalents necessary to meet its obligations on the underlying index futures contract.

    FINANCIAL FUTURES AND RELATED OPTIONS. The Fund may purchase and sell financial futures on U.S. Treasury bills, U.S. Treasury bonds, U.S. Treasury notes, and GNMA mortgage-backed certificates, or sell call options or purchase put options on such futures, in order to hedge U.S. Government and other portfolio securities and convertible preferred stocks, whose prices are or may be sensitive to changing interest rates. Certain convertible preferred stocks tend to trade more like fixed-income securities than other equity securities. However, the values of convertible preferred stocks are also affected by changes in the prices of the securities into which they are convertible; thus, at times, there may not be a close correlation between such convertible preferred stocks and financial futures or related options. The effectiveness of these hedging strategies will depend upon the correlation between interest rates and changes in the value of the Fund's securities. In addition, due to temporary price distortions in the market, even a correct forecast of general interest trends by management may still not result in an effective use of these instruments as a hedge.

                                MANAGEMENT OF THE FUND

    The officers of the Fund manage its day to day operations and are responsible to the Fund's Board of Directors. The following is a list of directors and officers of the Fund and their principal occupations during the past five years. The mailing address of the directors and officers of the Fund is 700 South Flower Street, Suite 2400, Los Angeles, CA 90017. (* indicates a director who is an interested person of the Fund, as defined under the Investment Company Act of 1940.)

MICHAEL F. KOEHN*. Chairman of the Board of Directors, Date of Birth: 9/16/46. 700 SOUTH FLOWER STREET, SUITE 2400, LOS ANGELES, CA 90017
Member of the Board of Directors, President and Chief Executive Officer of the Adviser and Trustee of The Analytic Series Fund. He concurrently serves as President of Analysis Group, Inc., a consulting firm providing economic and financial consulting services. He earned a Ph.D. in Finance at the Wharton School, University of Pennsylvania.

MICHAEL D. BUTLER. Director, Date of Birth:  4/24/35.
28775 EL MIO LANE, MISSION VIEJO, CA 92692
Trustee of The Analytic Series Fund. Professor emeritus of Social Sciences, former Dean of Undergraduate Studies at the University of California at Irvine and former member of the Society of Fellows, Harvard University.

ROBERTSON WHITTEMORE. Director, Date of Birth:  10/30/44.
8470 EL PASEO GRANDE, LA JOLLA, CA 92037
Trustee of The Analytic Series Fund and Partner, Encore of La Jolla, retail clothing store. Former real estate broker, attorney, President of La Jolla Town Council; trustee of Combined Arts and Education Council of San Diego, and Executive Director of the San Diego Community Foundation. He earned his B.A. from Yale University, and his J.D. and M.B.A. from University of California at Berkeley.

HARINDRA DE SILVA. President, Date of Birth:  9/15/60.
700 SOUTH FLOWER STREET, SUITE 2400, LOS ANGELES, CA 90017

Managing Director and Treasurer of the Adviser and President of The Analytic Series Fund. He concurrently serves as Principal of Analysis Group, Inc. He holds a B.S. from the University of Manchester at Manchester England, a M.B.A. from Simon School at Rochester New York and a Ph.D. in Finance from the University of California at Irvine.

CHARLES L. DOBSON. Executive Vice President and Secretary, Date of Birth:
12/9/41.
700 SOUTH FLOWER STREET, SUITE 2400, LOS ANGELES, CA 90017
Director, Secretary and Portfolio Manager of the Adviser and Executive Vice President and Secretary of The Analytic Series Fund. He holds a B.A. in Economics and M.S. in Administration from the University of California, Irvine.

GREGORY M. MC MURRAN.  Treasurer, Date of Birth:  7/20/54.
700 SOUTH FLOWER STREET, SUITE 2400, LOS ANGELES, CA 90017
Chief Investment Officer of the Adviser and Treasurer of The Analytic Series Fund. He holds a B.A. in Economics from the University of California, Irvine and a M.A. Economics from California State University at Fullerton.

MARIE NASTASI ARLT. Senior Vice President, Date of Birth:  11/8/49.
700 SOUTH FLOWER STREET, SUITE 2400, LOS ANGELES, CA 90017
Chief Operating Officer and Secretary of the Adviser and Senior Vice President of The Analytic Series Fund and Vice President of Analytic-TSA Investors, Inc. She holds a B.A. from California State University, Fullerton. Formerly she served as Managing Director and Executive Vice President of TSA Capital Management.

ANGELO A. CALVELLO. Senior Vice President, Date of Birth:  10/2/56.
700 SOUTH FLOWER STREET, SUITE 2400, LOS ANGELES, CA 90017
Director of Business Development of the Adviser and Senior Vice President of The Analytic Series Fund. He earned a B.A., M.A. and Ph.D in Philosophy from DePaul University at Chicago, Illinois. Formerly, he served as Executive Vice President at Credit Agricole Futures and Vice President of The Chicago Mercantile Exchange.

Officers and directors of the Fund who are affiliates of the Adviser receive no fee or salary from the Fund. Each director who is not an affiliate of the Adviser receives an annual fee of $2,000 plus $1,000 per meeting attended and reimbursement for expenses. As of September 30, 1997, to the Fund's knowledge, officers and Directors owned less than 1% of the outstanding shares of the Fund. For the fiscal year ended December 31, 1996, total compensation received by the directors who are not affiliates of the Adviser is as follows:




                           Aggregate                                                              Total Compensation From
                       Compensation from         Pension/Retirement        Estimated Annual       Analytic Optioned Equity
                       Analytic Optioned         Benefits Accrued as         Benefits from          Fund and The Analytic
      Name                Equity Fund           Part of Fund Expenses          Retirement                Series Fund
------------------     -----------------        ---------------------      ----------------        -----------------------
Michael D. Butler          $5,000                       None                     None                      $10,000
Robertson Whittemore       $5,060                       None                     None                      $10,120


                        INVESTMENT ADVISORY AND OTHER SERVICES

    THE INVESTMENT ADVISER: Analytic-TSA Global Asset Management, Inc. (the "Adviser") is the investment adviser of the Fund pursuant to an Investment Management Agreement between the Fund and the Adviser, dated August 12, 1993 (the "Management Agreement"). The Management Agreement was last approved by the Board of Directors, including the unanimous vote of the Fund's Directors who are not parties to the agreement or "interested persons" of the Fund, on April 2, 1997, at a meeting called for the purpose of voting on such approval.

    The Adviser is a wholly owned subsidiary of United Asset Management Corporation ("UAMC"). UAMC was organized in 1980 by its President and principal stockholder, Norton H. Reamer, for the purpose of acquiring firms engaged in the institutional investment management business.

The officers and directors of the Adviser are:

Roger G. Clarke         Chairman of the Board
Michael F. Koehn        Member of the Board, President and Chief Executive
                         Officer
Gregory M. McMurran     Chief Investment Officer

Robert Bannon           Managing Director
Harindra de Silva       Managing Director and Treasurer
Marie Nastasi Arlt      Chief Operating Officer and Secretary

    THE INVESTMENT MANAGEMENT AGREEMENT: Pursuant to an Investment Management Agreement with the Fund, the Adviser, subject to the control and direction of the Fund's Officers and Board of Directors, manages the Fund in accordance with its stated investment objective and policies, and makes investment decisions for the Fund. At its expense, the Adviser provides the office space and all necessary office facilities, equipment, and personnel for providing these services to the Fund.

    As compensation for furnishing investment advisory, management and other services, and expenses assumed, pursuant to the Investment Management Agreement, the fund pays the Adviser an annual fee equal to 0.75% of the first $100,000,000 of the Fund's average daily net assets, 0.65% of the next $100,000,000 of average daily net assets, and 0.55% of average net assets in excess of $200,000,000. For the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid advisory fees of $497,600, $346,095, and $363,576, respectively, pursuant to the current Investment Management Agreement and the former Investment Advisory Agreement.

    The Adviser has agreed that if in any fiscal year the expenses borne by the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of such Fund are registered or qualified for sale to the public, it will reimburse the Fund for any excess to the extent required by such regulations. Unless otherwise required by law such reimbursement would be accrued and paid on the same basis that the advisory fees are accrued and paid by the Fund. To the Fund's knowledge, the only state expense limitation in effect on the date of this Statement of Additional information is that of California, which requires the Adviser to reimburse the Fund for advisory fees to the extent that certain expenses exceed 2-1/2% of average annual net assets up to $30,000,000, 2% of the next $70 million of average net assets, and 1-1/2% of average net assets in excess of $100,000,000.

    Under the Management Agreement, any liability of the Adviser to the Fund and its shareholders is limited to situations involving its own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Management Agreement.

    The Management Agreement continues from year to year so long as it is approved annually by a majority of the Board of Directors or of the outstanding voting securities of the Fund, and by a majority of the Directors who are not "interested persons" of any party to the Agreement (as defined in the Investment Company Act of 1940).

    The Management Agreement may not be assigned by the Adviser and will terminate automatically upon assignment. It may be terminated without penalty upon 60-days' written notice by either party or by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). The Management Agreement may be amended by a vote of a majority of the Directors of the Fund, including a majority of the disinterested directors, cast in person at a meeting called for that purpose, subject to approval by the vote of a majority of the Fund's outstanding voting securities. "A majority of the Fund's outstanding voting securities" as used herein, is defined in the first paragraph of "Investment Restrictions and Other Investment Policies."

    Personnel of the Adviser may invest in securities for their own accounts pursuant to a Code of Ethics that sets forth all employees' fiduciary responsibilities regarding the Fund, established procedures for personal investing, and restricts certain transactions. For example, the Code restricts the timing of personal investing in relation to trades by the Fund, prohibits participating by employees in initial public offerings, and requires approval of private placement purchases and service on boards of directors of publicly held companies.

    ADMINISTRATIVE SERVICES. UAM Fund Services, Inc. ("UAM Fund Services"), a wholly-owned subsidiary of United Asset Management Corporation ("UAMC"), has agreed to perform and oversee all administrative, fund accounting, dividend disbursing and transfer agent services to the Fund pursuant to a Fund Administration Agreement with the Fund (the "Administration Agreement") dated May 16, 1997. UAM Fund Services has subcontracted some of these services to Chase Global Funds Services Company ("Chase Global Funds Services"), an affiliate of The Chase Manhattan Bank.

    The Fund pays UAM Fund Services a two part monthly fee: a Fund-specific fee at the annual rate of 0.06% of net assets which is retained by UAM Fund Services, and a sub-administration fee which UAM Fund Services in turn pays to

Chase Global Funds Services. Chase Global Funds Services' monthly fee for its services is calculated on an annualized basis as follows:

    0.19 of 1%     of the first $200 million of total net assets of the Fund
    0.11 of 1%     on the next $800 million of total net assets
    0.07 of 1%     on total net assets over $1 billion up to $3 billion
    0.05 of 1%     on total net assets over $3 billion

    The Fund is subject to a graduated minimum fee schedule which starts at $2,000 per month and increases to $70,000 annually after eighteen months. If a separate class of shares is added, its minimum annual fee increases by $20,000.

    The fees paid to Chase Global Funds Services are the responsibility of UAM Fund Services, and not the Fund.


    Under the Administration Agreement, any liability of UAM Fund Services to the Fund and its shareholders is limited to situations involving its own willful misfeasance, bad faith, gross negligence or reckless disregard of duties. In addition, the Fund has agreed to indemnify UAM Fund Services against certain matters, including all expenses arising out of actions of UAM Fund Services pursuant to the Administration Agreement (other than those involving UAM Fund Services' willful misfeasance, bad faith, gross negligence or reckless disregard of duties).

    UAM Fund Services may assign its obligations under the Administration Agreement to subcontractors approved by the Board of Directors, but no such assignment will relieve UAM Fund Services of its obligations to the Fund. The Agreement may be terminated without penalty upon 60-days' written notice by either party.

    DISTRIBUTOR. UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAMC, distributes shares of the Fund. Under the Distribution Agreement (the "Distribution Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Distribution Agreement. The Distribution Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Directors. Those approving the Distribution Agreement must include a majority of Directors who are not interested persons of any party to the Distribution Agreement.

    The term and termination provisions of the Distribution Agreement are similar to those of the Fund's Investment Management Agreement. In addition, it contains provisions limiting the liability of, and providing indemnification to, the Distributor, that are similar to those of the Administration Agreement, except that nothing in the Distribution Agreement protects the Distributor from any liabilities which it may have under the Securities Act of 1933 or the Investment Company Act of 1940.

                                      BROKERAGE

    Under the terms of the Advisory Agreement, the Adviser is authorized to employ brokers and dealers to execute orders for the purchase and sale of the Fund's portfolio securities, including the writing of option contracts, who, in its best judgment , can provide "best execution" (prompt and reliable execution at a reasonable competitive price). During the fiscal the years ended December 31, 1994, 1995, and 1996, aggregate commissions paid by the Fund amounted to $251,936, $159,118 and $149,614, respectively. Brokerage commissions declined in 1995 and 1996 from their 1994 levels due to an emphasis on larger capitalization equities during those two years which resulted in lower turnover in the Fund and lower transaction costs. During the fiscal year ended December 31, 1996, none of the Fund's commissions were allocated to brokers who also provided research services to the Adviser.

    Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission another broker-dealer would have charged for effecting that transaction. The Adviser does not engage brokers and dealers whose commissions are believed to be unreasonable in relation to brokerage and research services provided.

In determining the abilities of the broker-dealer to provide best execution of a particular portfolio transaction, the Adviser considers all relevant factors including the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate each transaction by participation therein for its own account; the importance to the Fund of speed, efficiency, or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; and the quality and continuity of service rendered by the broker-dealer with regard to the Fund's other transactions; and any other factors relevant to the selection of a broker-dealer for particular and related portfolio transactions of the Fund. Subject to the foregoing obligation to seek best execution, the Adviser may consider as factors in the allocation of portfolio transactions to a broker-dealer the broker-dealer's sale of Fund shares, agreement to pay operating expenses of the Fund, or the provision of research services to the Adviser. Research services furnished by brokers through which the Fund affects portfolio transactions may be used by the adviser in servicing all of its accounts. Similarly, research services furnished by brokers through which the adviser's other accounts affect portfolio transactions may be used in servicing the Fund.

    If the Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option, except where the Fund utilizes a clearing agent with respect to certain put and call options. Likewise, if an option written by the Fund is exercised, normally the sale or purchase of the underlying securities will be executed by the same broker-dealer or clearing agent who executed the sale of the option. During the year ended December 31, 1996, such clearing agents received commissions of $9,579.

    The Fund may purchase or sell listed securities in the over-the-counter market ("the third market"). Where transactions are executed in the third market, the Fund generally will deal with the primary market makers; however, if it is to the advantage of the Fund, the services of other brokers may be utilized.

    The Adviser currently manages separate accounts and other mutual funds aggregating in excess of $1,000,000,000 which employ investment strategies similar to those used by the Fund. At times, investment decisions may be made to purchase or sell the same investment security for the Fund and one or more of the other clients advised by the Adviser. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security or option, the transactions will be allocated as to amount and price in a manner considered equitable to each and so that each receives, to the extent practicable, the average price or premium for such transaction. There may be circumstances in which such simultaneous transactions would be disadvantageous to the Fund with respect to price and availability of securities. In other cases, however, it is believed that transactions would be advantageous to the Fund.

                   TAX INFORMATION AND OPTION ACCOUNTING PRINCIPLES

    As of the date of this Prospectus, the Fund is qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and the Fund intends to continue to qualify under said Subchapter M. As a result of such qualification the Fund will not be subject to Federal income taxes to the extent that it distributes not less than 98% of its investment company taxable income and its capital gains net income. Investment company taxable income includes net income from dividends, interest and net short-term capital gain. Premiums from expired options written by the Fund and net gains, if any, from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes. Until the Fund's 1998 fiscal year, the Fund, among other things, must derive less than 30% of its gross income from the sale or other disposition of securities held less than three months in order to qualify under Subchapter M. As a result the Fund may be restricted in the writing of options which expire in less than three months or in effecting closing purchase transactions in options written less than three months before such transaction. The requirement that investment companies derive less than 30% of gross income from the disposition of securities held less than three months has been rescinded by legislation enacted in 1996. The rescission is effective with respect to the Fund beginning on January 1, 1998.

    When the Fund writes an option, an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability. The liability is thereafter valued to reflect the current value of the option which is either the last sale price, or, in the absence of a sale, the mean between the last current bid and asking price. If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund will realize a gain (or a loss in the case of a closing purchase transaction where the cost exceeds the original premium received) and the liability related to the option will be extinguished. Any such gain or loss is a short-term capital gain or loss for Federal income tax purposes, except that a short-term loss realized when the Fund closes certain in-the-money covered call options involving portfolio equity securities will be converted to a long-term capital loss if the hypothetical sale of the underlying security on the date of such transaction would have given rise to a long-term capital gain. If a call option which the Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written on an equity security is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option.

    In the case of put and call options on nonequity securities, the principle of marking-to-market carries over to the Federal income tax treatment of such options in that an option is treated as having been closed on the last day of the Fund's taxable year, giving rise to a capital gain or loss. Nonequity options include broad-based stock index options, debt options, commodity options and currency options. Sixty percent of any net gain or loss recognized on such deemed closings, as well as 60% of the gain or loss with respect to such options on any actual closing transactions or exercises will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Also, 60% of the gain on the expiration of any such option on its stipulated expiration date will be treated as long-term capital gain, and the balance as short-term capital gain. However, if a put or call option the Fund has written or holds relating to a nonequity security is part of a "mixed straddle," as defined by the Internal Revenue Code (the "Code") (see discussion of straddles below), the Fund may be able to make an election under which these provisions will be inapplicable in whole or in part to such option, and the rules applicable to options on equity securities described above will apply. In any event, the provisions of Code Section 1092 described below in Special Tax Rules Applicable to Straddles will be applicable to such straddles.

    THE PURCHASE OF CALLS AND PUTS ON DEBT AND EQUITY SECURITIES - IN GENERAL - the premium paid by the Fund for the purchase of a call or put option is included in the asset section of the Fund's "Statement of Assets and Liabilities" as an investment and subsequently adjusted to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and offering prices.

    If the option on an equity security which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term loss for tax purposes in the amount of the cost of the option. If the Fund enters into a closing sale transaction with respect to such an option, it realizes a capital gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. The gain or loss will be short-term or long-term, depending on the Fund's holding period in the option. If the Fund exercises a put option on an equity security, it will realize a gain or loss (long-term or short-term, depending on the period for which the Fund has held the underlying security prior to the time it purchased the put) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. However, since the purchase of a put option is treated as a short sale for Federal income tax purposes, the holding period of a hedged underlying security held for not more than one year will be terminated by such a purchase and will start again only when the Fund enters into a closing sale transaction with respect to such option or it expires. If the Fund exercises a call option on an equity security, the premium paid for the option will be added to the cost of the security purchased.

    SPECIAL TAX RULES APPLICABLE TO "STRADDLES" - Section 1092 of the Code may affect the taxation of options on debt or equity securities. Section 1092 defines a "straddle" as offsetting positions with respect to personal property. A position in personal property is generally defined as any interest, including an option, in personal property. A position in personal property includes a debt security and certain options written thereon and also includes a stock position and "deep-in-the-money" options (as defined in the Code) written thereon.

    Section 1092 generally provides that in the case of a straddle, any loss from the disposition of a position in the straddle can only be deducted to the extent that the loss exceeds the unrealized gains on all offsetting straddle positions. For example, if the Fund owns a stock and has purchased a put option with respect to such stock, any loss realized from a closing sale transaction with respect to the option can only be recognized to the extent that such loss exceeds any unrealized gain on the underlying stock. Section 1092 also provides that "wash sale" rules are applicable to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period and that "short sale" rules are applicable to offsetting positions. These rules are applicable to the Fund's debt option positions, "deep-in-the-money" stock option positions, options on convertible securities and certain of the Fund's hedging transactions in options, stock index options, stock index and financial futures contracts and related options described under "Hedging Transactions in Options, Futures and Related Options". In addition, Section 1092 will suspend or terminate the Fund holding period in certain stocks with respect to which the Fund writes or acquires options, including non-"deep-in-the-money" options which are "qualified covered call options" and stock index options and subject stocks to restrictions comparable to the "wash sale rules" of Code Section 1091.

    Moreover, a Portfolio will not be able to deduct currently part of the interest and other expenses which are attributable to positions that are governed by the straddle rules of Section 1092 of the Code. Losses which the Fund realizes on certain transactions involving certain in-the-money covered call options may be converted from short-term to long-term capital loss. Management will manage the Fund to take into account Section 1092 and such Regulations.

    FUTURES CONTRACTS - Accounting for futures contracts will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out of futures contracts will result in a realized capital gain or loss for tax purposes. Futures contracts held by the Fund at the end of each fiscal year will be required to be "marked-to-market" for Federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. However, if a futures contract is part of "mixed straddle," as defined by the Code, the Fund may be able to make an election under which these provisions will be inapplicable in whole or in part to such futures contracts,. In any event, the provisions of Section 1092 described above will be applicable to such straddles.

    OPTIONS ON CERTAIN STOCK INDEXES AND ON FUTURES CONTRACTS - accounting for options on futures contracts and on certain stock indexes will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized capital gain or loss for tax purposes. Such options held by the Fund at the end of each fiscal year will be required to be "marked-to-market" for Federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. However, if the option is part of a "mixed straddle," as defined by the Code, the Trust may be able to make an election under which these provisions will be inapplicable in whole or in part to such option. In any event, the provisions of Section 1092 described above will be applicable to such straddles. The above rules apply to options on stock indexes if there is in effect a designation by the Commodities Futures Trading Commission (the "CFTC") of a contract market based on such stock index or the Treasury Department determines that such options meet the requirements of law for such a designation. Options on "broad-based" stock indexes have generally been so designated. Options on stock indexes for which the CFTC has not designated a contract market and which the Treasury Department has not determined meet the requirements of law for such designation, generally including options on "narrow-based" stock indexes, will receive Federal income tax treatment similar to that of stock options.

                      CALCULATION OF PERFORMANCE DATA AND OTHER
                        PERFORMANCE COMPARISONS AND STATISTICS

    From time to time the Fund may report its "total return" in prospectuses, the Fund's annual reports, shareholder communications, and advertising.

    Total return for a performance period is calculated by assuming a hypothetical initial investment ("p") in the Fund at the beginning of the period. Then, assuming reinvestment of all distributions into new Fund shares, a redeemable value at the end of the performance period ("ERV") is calculated based on actual Fund performance. The percentage change between the ending value and initial investment is the "cumulative total return". The "average annual total compound return" (growth rate) expresses the total return as an annual rate, which, if compounded annually over the period ("n" is the number of years), would increase or decrease the initial investment to the ending value.
                                                                      1/n
(Formula for calculating average annual total compound return: (ERV/p)    -1)).
See the "Glossary" in the Prospectus for further discussion and examples of total return and fluctuations in total return.

For example, the Fund's total return for various periods has been as follows:

                                             1 year              5 years            10 years
                                        7/1/96 - 6/30/97    7/1/92 - 6/30/97    7/1/87 - 6/30/97
                                        ----------------    ----------------    ----------------
Cumulative Total Return                     19.27%              78.11%              163.00%
Average Annual Compound Total Return        19.27%              12.23%              10.14%


    VOLATILITY. Occasionally statistics may be used to specify the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of the Fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility less than the market. Sometimes beta may be calculated relative to a different market index. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time.
The premise is that greater volatility connotes greater risk undertaken in achieving performance.

    OTHER PERFORMANCE QUOTATIONS. One measure of performance that adjusts for risk is alpha. Alpha is a measure of the difference between the Fund's performance and a market index portfolio with the same beta.

    For example, suppose the Fund's beta is approximately 0.5 over a historical period. Then, a similar risk market index portfolio can be constructed with a beta of 0.5 by creating an index with a weight of 50% in the S & P 500 Index and 50% in U.S. Treasury Bills. The Fund's return is then compared to the return of the market index.

    Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which is it presumed no federal income tax applies.

    Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

    COMPARISONS. To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements and other materials regarding the Fund may discuss various measures of the Fund's performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages, among others, may be used:

    a) The Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

    b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

    c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

    d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

    e) Mixtures of indexes and U.S. Treasury Bills which approximate the historical risk level of the Fund. In particular: mixtures of the S & P 500 Stock Index and U.S. Treasury Bills such as the 50%/50% mixture discussed under "Other Performance Quotations."

    f) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry, and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

    g)   CDA Mutual Fund Report, published by CDA Investment Technologies, Inc.
- analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

    h) Financial publications: The Wall Street Journal and Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

    i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

    j) Stocks, Bonds Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

    k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

    l) Historical data supplied by the research departments of First Boston Corporation, The J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers, Smith Barney Shearson and Bloomberg L.P.

    m) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The S & P 100 Stock Index is a smaller more flexible index for options trading.

    In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund, that the averages are generally unmanaged. In addition there can be no assurance that the Fund will continue this performance as compared to such other averages.

                                PRINCIPAL SHAREHOLDERS

    The following table shows as of September 30, 1997, the beneficial ownership of shares of the Fund's common stock by all officers and directors of the Fund as a group and the record ownership of shares by each person known to the Fund to be a record owner of more than 5% of its issued and outstanding common stock (3,207,138 shares). Except for the shares held by officers and directors, the Fund has no information regarding beneficial ownership of such shares.


Name and Address                                      Number of Shares    Percentage of Class
----------------                                      ----------------    -------------------
Public School Retirement System of St. Louis             407,008              12.69%
One Mercantile Center, Room 2607
St. Louis, MO 63101

LaSalle National Bank                                    254,912               7.95%
Metz Banking Pension Trust
c/o Mutual Funds, 18th Floor
135 LaSalle Street
Chicago, IL  60603

Charles Schwab & Co., Inc.                               248,952               7.76%
101 Montgomery Street
San Francisco, CA 94104

All Officers and Directors of the Fund as a group         30,481               0.95%
owned less than 1% of the Fund's outstanding shares
as of September 30, 1997.



                        PRICING AND REDEMPTION OF FUND SHARES

    The Fund's net asset value per share is calculated by taking the total value of the Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. Portfolio securities which are traded on a national securities exchange are valued at the last sale price or if there is no recent sale, at the mean between the last current bid and asked prices. All other securities not so traded are valued at the mean between the last current bid and asked prices if market quotations are available. Other securities and assets are valued at fair value in accordance with methods determined in good faith by the Fund's Board of Directors.

    The Fund may suspend the right of redemption or delay payment more than three (3) business days: (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings); (b) when trading on the New York Stock Exchange is restricted; (c) when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or (d) for such other periods as the Securities and Exchange Commission by order may permit for protection of the Fund's shareholders. The amount received by a shareholder upon redemption may be more or less than he paid for his shares depending on the market value of the Fund's portfolio securities at the time.

    Shares of the Fund may be transferred upon delivery to the Fund of (1) a letter of instructions, signed by each registered owner exactly as the shares are registered, which clearly identifies the exact names in which the account is presently registered, the account number, the number of shares to be transferred, and the names, addresses and social security or tax identification number of the account to which the shares are to be transferred, (2) stock certificates, if any, which are the subject of the transfer, and (3) an instrument of assignment ("stock power"), which should specify the total number of shares to be transferred and on which the signature(s) of the registered owner(s) have been guaranteed by a commercial bank or trust company which is a member of the Federal Deposit Insurance Corporation, or by a member firm of a national securities exchange. Additional documents are required for transfers by corporations, executors, administrators, trustees and guardians; if a shareholder is in doubt as to what documents are required, he should contact the Fund. The Fund is not bound to record any transfer of the stock transfer books until the Fund has received all required documents.

                                      CUSTODIAN

    The Fund's custodian is The Chase Manhattan Bank. Pursuant to the terms of the Custodian Agreement the Fund will forward to the Custodian the proceeds of each purchase of Fund shares. The Custodian will hold such proceeds and make disbursements therefrom in accordance with the terms of the Custodian Agreement. It will retain possession of the securities purchased with such proceeds and maintain appropriate records with respect to receipt and disbursements of money, receipt and release of securities, and all other transactions of the Custodian with respect to the securities and other assets of the Fund.

            TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT

    UAM Fund Services, Inc. is responsible for performing and overseeing all administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAM Fund Services has also contracted certain of these services to Chase Global Funds Services Company. Chase Global Funds Services will act as the Fund's sub-dividend disbursing agent, sub-transfer agent and sub-shareholder servicing agent. (see "Investment Advisory and Other Services").

                                 INDEPENDENT AUDITORS

    Deloitte & Touche LLP, 1000 Wilshire Boulevard, Los Angeles, CA 90017-2472 serves as independent auditors to the Fund. The services provided by the firm include the audit of the financial statements of the Fund included in the Statement of Additional Information and services related to other filings made with the Securities and Exchange Commission.

                                    LEGAL COUNSEL

    The Fund's legal counsel is Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California 90071.

                                 FINANCIAL STATEMENTS

The financial statements in the Fund's 1996 Annual Report to Shareholders are incorporated in this Statement of Additional Information by reference. Such financial statements have been audited by the Fund's independent auditors, Deloitte & Touche LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. Such financial statements have been incorporated hereby in reliance upon such reports given upon their authority as experts in accounting and auditing. Also incorporated into this Statement of Additional Information by reference are the Fund's unaudited financial statements included in the Fund's Semi-Annual Report to Shareholders for the period ended June 30, 1997. These unaudited financial statements reflect all adjustments which the Fund believes necessary to a fair statement of the results for the period. Copies of the Fund's Annual Report and Semi-Annual Report to Shareholders may be obtained at no charge by telephoning the Fund at the number on the front page of this Statement of Additional Information.

                                        PART C


OTHER INFORMATION

Item 24: FINANCIAL STATEMENTS AND EXHIBITS.
         (a)  Financial Statements:

              (1)  The following information is included in Part A -
                   Prospectus:

              Financial Highlights

              (2) The following audited and unaudited information is included in Part B - Statement of Additional Information:

              Audited:

              Registrant's Statement of Assets and Liabilities including Schedules of Portfolio Investments, Statement of Changes in Net Assets, Statement of Operations, related notes, and Independent Auditors' Report, are included as part of Registrant's Annual Report to Shareholders for the period ended December 31, 1996, and are incorporated by reference in Part B.

              Unaudited:

              Registrant's Statement of Assets and Liabilities including a Schedule of Portfolio Investments, Statement of Changes in Net Assets, Statement of Operations and related notes, are included as part of Registrant's Semi-Annual Report to Shareholders for the period ended June 30, 1997, and are incorporated by reference in Part B.

         (b)  Exhibits
              1    Articles of Incorporation, as amended -- filed as Exhibit 1 to Registrant's Form N-1A Registration Statement on April
                   26, 1990 and incorporated herein by reference.
              2    Bylaws, as amended -- filed as Exhibit 2 to Registrant's
                   Form N-1A Registration Statement on April 26, 1990 and
                   incorporated herein by reference.
              3    None.
              4    Specimen of share certificate of Registrant -- filed as
                   Exhibit 4 to Registrant's Form N-1A Registration Statement on April 26, 1990 and incorporated herein by reference.
              5    Investment Advisory Agreement dated August 12, 1993 between
                   Registrant and Analytic Investment Management, Inc. -- filed as Exhibit 5 to Post Effective Amendment No. 21 to
                   Registrant's Form N-1A Registration Statement on June 10,
                   1993 and incorporated herein by reference.

              6 Distribution Agreement between Registrant and UAM Fund Distributors, Inc. dated May 1, 1997 -- filed as Exhibit 6 to Registrant's Form N-1A Registration Statement on August 21, 1997 and incorporated herein by reference.

              7    None.

              8 Custodian Agreement between Registrant and The Chase Manhattan Bank dated September 8, 1997.
              9.1 Fund Administration Agreement between Registrant and UAM Fund Services, Inc. dated May 16, 1997 -- filed as Exhibit
                   9.1 to Registrant's Form N-1A Registration Statement on August 21, 1997 and incorporated herein by reference.
              9.2 Mutual Funds Service Agreement between UAM Fund Services, Inc. and Chase Global Funds Services Company dated May 16, 1997 -- filed as Exhibit 9.2 to Registrant's Form N-1A Registration Statement on August 21, 1997 and incorporated herein by reference.

              10 Opinion and Consent of Counsel - included as part of Registrant's Form 24f-2 Notice filed February 27, 1997 and incorporated herein by reference.

              11   Consent of Deloitte & Touche LLP.

              12   None.
              13   None.

              14   Analytic Individual Retirement Account and Disclosure
                   Statement -- filed as Exhibit 14 to Post Effective Amendment
                   No. 17 to the Registrant's Form N-1A Registration Statement
                   on April 26, 1990 and incorporated herein by reference..
              15   None.
              16   Schedule of Computation of Performance Quotations in
                   Registration Statement -- filed as Exhibit 16 to Post
                   Effective Amendment No. 22 to the Registrant's Form N-1A
                   Registration Statement on April 29, 1994 and incorporated
                   herein by reference.
              17   Financial Data Schedule.
              18   None

              19.  Power of Attorney.


Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         By reason of its common Board of Trustees and investment adviser, The Analytic Series Fund, a Delaware business trust which is registered as a diversified, open-end management investment company under the 1940 Act, may be deemed to be under common control with the Registrant.

Item 26: NUMBER OF HOLDERS OF SECURITIES


Title of Class                         Number of Record Holders as of September 30, 1997
--------------                         -------------------------------------------------
Common Stock, No Par Value                                 1419

Item 27: INDEMNIFICATION

         Article V of Registrant's Articles of Incorporation and Article VI of Registrant's Bylaws provide for indemnification of Registrant's officers and directors.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         During the two years ended December 31, 1996, Analytic-TSA Global
Asset Management, Inc. has engaged only in the business of acting as investment adviser to fiduciaries and other long-term investors. It also acts as adviser to The Analytic Series Fund, an open-end, diversified registered investment company. During such period, the other substantial business, professions, vocations or employments of the directors and officers of Analytic-TSA Global Asset Management, Inc. have been as follows:



Name                         Office                        Other Employment
----                         ------                        ----------------
Roger G. Clarke         Chairman of the Board         President of Analytic-TSA Investors (wholly
                        of Directors                  owned subsidiary of Adviser) and Director of
                                                      Investment Securities of the Church of Jesus
                                                      Christ of Latter Day Saints, since January 1996.
                                                      Formerly, Managing Director, President, Chief
                                                      Executive Officer and Chief Investment Officer
                                                      of TSA Capital Management.


                                       C-2

Michael F. Koehn        Member of the Board of        Director of Analytic Optioned Equity Fund;
                        Directors, President and      Trustee of The Analytic Series Fund. Co-founder
                        Chief Executive Officer       and President of Analysis Group, Inc.

Gregory M. McMurran     Chief Investment Officer      Treasurer of Analytic Optioned Equity Fund and
                                                      The Analytic Series Fund.


Harindra de Silva       Managing Director             President of Analytic Optioned Equity Fund and
                                                      The Analytic Series Fund.  Concurrently, President
                                                      of AG Risk Management and Principal of Analysis
                                                      Group

Robert J. Bannon        Managing Director             Portfolio Manager of Analytic-TSA Investors
                                                      (wholly owned subsidiary of Adviser) since March,
                                                      1996.  Formerly, Senior Vice President and Senior
                                                      Investment Strategist of TSA Capital Management.

Marie Nastasi Arlt      Chief Operating Officer       Senior Vice President of Analytic Optioned Equity
                        and Secretary                 Fund and The Analytic Series Fund.  Secretary,
                                                      Treasurer, Principal and Vice President of
                                                      Analytic-TSA Investors (wholly owned subsidiary of
                                                      Adviser). Executive Vice President, Managing
                                                      Director, Principal, Treasurer and Secretary of
                                                      TSA Capital Management.


The business address of such persons is 700 South Flower Street, Suite 2400, Los Angeles, CA 90017.

Item 29. PRINCIPAL UNDERWRITERS

         (a) UAM Fund Distributors, Inc. (the "Distributor"), the firm which acts as sole distributor of the Registrant's shares, also acts as distributor for UAM Funds Trust, UAM Funds, Inc. and The Analytic Series Fund.

         (b) The information required with respect to each Director and officer of the Distributor is incorporated by reference to Schedule A of Form BD filed by the Distributor pursuant to the Securities and Exchange Act of 1934 (SEC File No. 8-41126).

         (c)  Not applicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS.

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained at the offices of the Registrant and its investment adviser (700 South Flower Street, Suite 2400, Los Angeles, CA 90017), the Registrant's sub-transfer agent, sub-dividend disbursing agent and sub-shareholder servicing agent (Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108) and the Registrant's custodian bank (The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245).

Item 31.      Not applicable.

Item 32. UNDERTAKINGS

         The Fund hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                      SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the ____ day of October, 1997.

                         ANALYTIC OPTIONED EQUITY FUND, INC.
                                     (Registrant)



                          By /s/ Michael F. Koehn
                            -----------------------------
                              Michael F. Koehn, Chairman


         Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


NAME                                        TITLE                       DATE


/s/ Harindra de Silva
--------------------------
Harindra de Silva            President                       October ____, 1997

/s/ Gregory M. McMurran
--------------------------
Gregory M. McMurran          Treasurer (Chief Financial      October ____, 1997
                             Officer)

/s/ Michael F. Koehn
--------------------------
Michael F. Koehn             Chairman of the Board of        October ____, 1997
                             Directors

/s/ Michael D. Butler
--------------------------
Michael D. Butler*           Director                        October ____, 1997

/s/ Robertson Whittemore
--------------------------
Robertson Whittemore*        Director                        October ____, 1997



*By /s/ Marie Nastasi Arlt
    ----------------------
    Marie Nastasi Arlt
    Attorney-in-fact

                                    EXHIBIT INDEX

Exhibit No.     Exhibit Description                                     Page
-----------     -------------------                                     ----

     8          Custodian Agreement                                      C-
    11          Consent of Independent Accountants                       C-
    19          Power of Attorney                                        C-
    27          Financial Data Schedule                                  C-